UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21987

ALPS Variable Investment Trust

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Brendan Hamill, Esq.

ALPS Variable Investment Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

1

Item 1. Reports to Stockholders.

(a)	Reports to Stockholders

Table of Contents

Disclosure of Fund Expenses	1
Morningstar ETF Asset Allocation Series
Performance Overview	3
Schedules of Investments	11
Statements of Assets and Liabilities	16
Statements of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	23
ALPS | Alerian Energy Infrastructure Portfolio
Performance Overview	33
Schedule of Investments	36
Statement of Assets and Liabilities	37
Statement of Operations	38
Statements of Changes in Net Assets	39
Financial Highlights	40
ALPS | Red Rocks Global Opportunity Portfolio
Performance Overview	42
Schedule of Investments	46
Statement of Assets and Liabilities	48
Statement of Operations	49
Statements of Changes in Net Assets	50
Financial Highlights	51
Notes to Financial Statements	53
Report of Independent Registered Public Accounting Firm	64
Additional Information	65
Trustees and Officers	67

alpsfunds.com

ALPS Variable Investment Trust

Disclosure of Fund Expenses	December 31, 2021 (Unaudited)

Examples. As a shareholder of one or more portfolios listed on the following pages, (each a “Portfolio” and collectively, the “Portfolios”) you incur only one of two potential types of costs. You do not incur transaction costs, which include sales charges and redemption fees. However, you do incur ongoing costs, including management fees, distribution (12b-1) and shareholder service fees and other Portfolio expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2021 and held through December 31, 2021.

Actual Expenses. The first line under each Portfolio of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under each Portfolio of the table under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each Portfolio of the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table below are meant to highlight ongoing Portfolio costs only. See “Note on Fees” on the following page below the table.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Net Expense Ratio(1)	Expenses Paid During Period July 1, 2021 - December 31, 2021(2)
Morningstar Conservative ETF Asset Allocation Portfolio
Class I
Actual Fund Return	$1,000.00	$1,007.80	0.53%	$2.68
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,022.53	0.53%	$2.70
Class II
Actual Fund Return	$1,000.00	$1,006.30	0.78%	$3.94
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,021.27	0.78%	$3.97
Morningstar Income and Growth ETF Asset Allocation Portfolio
Class I
Actual Fund Return	$1,000.00	$1,015.70	0.53%	$2.69
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,022.53	0.53%	$2.70
Class II
Actual Fund Return	$1,000.00	$1,014.90	0.78%	$3.96
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,021.27	0.78%	$3.97
Morningstar Balanced ETF Asset Allocation Portfolio
Class I
Actual Fund Return	$1,000.00	$1,024.20	0.52%	$2.65
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,022.58	0.52%	$2.65
Class II
Actual Fund Return	$1,000.00	$1,023.20	0.77%	$3.93
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,021.32	0.77%	$3.92
Morningstar Growth ETF Asset Allocation Portfolio
Class I
Actual Fund Return	$1,000.00	$1,032.60	0.51%	$2.61
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,022.63	0.51%	$2.60
Class II
Actual Fund Return	$1,000.00	$1,032.60	0.76%	$3.89
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,021.37	0.76%	$3.87

1 | December 31, 2021

ALPS Variable Investment Trust

Disclosure of Fund Expenses (continued)	December 31, 2021 (Unaudited)

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Net Expense Ratio(1)	Expenses Paid During Period July 1, 2021 - December 31, 2021(2)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio
Class I
Actual Fund Return	$1,000.00	$1,038.80	0.53%	$2.72
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,022.53	0.53%	$2.70
Class II
Actual Fund Return	$1,000.00	$1,037.80	0.78%	$4.01
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,021.27	0.78%	$3.97
ALPS | Alerian Energy Infrastructure Portfolio
Class I
Actual Fund Return	$1,000.00	$974.50	0.95%	$4.73
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,020.42	0.95%	$4.84
Class III
Actual Fund Return	$1,000.00	$972.60	1.30%	$6.46
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,018.65	1.30%	$6.61
ALPS | Red Rocks Global Opportunity Portfolio
Class I
Actual Fund Return	$1,000.00	$1,097.40	1.10%	$5.82
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,019.66	1.10%	$5.60
Class III
Actual Fund Return	$1,000.00	$1,095.10	1.45%	$7.66
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,017.90	1.45%	$7.38

(1)	Annualized based on the Portfolios' expenses from July 1, 2021 through December 31, 2021.
(2)	Expenses are equal to the Portfolios' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

NOTE ON FEES

If you are an owner of variable annuity contracts or variable life insurance policies (“Contracts”) or a participant in a qualified plan, you may also incur fees associated with the Contract you purchase or the qualified plan, such as transaction costs including sales charges and redemption fees, which are not reflected in the table and example above. Additional information about the cost of investing in a Portfolio is presented in the prospectus for your Contract or disclosure documents for the plan through which the Portfolio’s shares are offered to you.

2 | December 31, 2021

Morningstar ETF Asset Allocation Series

Performance Overview	December 31, 2021 (Unaudited)

Investment Objectives

The Morningstar Conservative ETF Asset Allocation Portfolio seeks to provide investors with current income and preservation of capital.

The Morningstar Income and Growth ETF Asset Allocation Portfolio seeks to provide investors with current income and capital appreciation.

The Morningstar Balanced ETF Asset Allocation Portfolio seeks to provide investors with capital appreciation and some current income.

The Morningstar Growth ETF Asset Allocation Portfolio seeks to provide investors with capital appreciation.

The Morningstar Aggressive Growth ETF Asset Allocation Portfolio seeks to provide investors with capital appreciation.

Economic & Market Overview

Global equity markets continued to recover from the COVID pandemic throughout 2021 as unprecedented government stimulus efforts drove many assets to historically high valuation levels. The S&P 500 index returned 28.7% in 2021 and 11% in the 4th quarter, which is impressive from a historical standpoint. Since 1928, the S&P 500 index has only returned a higher annual price return 13 times, or 14% of the time. Central bankers around the globe ended 2021 reluctantly admitting that the mass amount of stimulus they injected into their economies was not only producing the desired demand but also more structural inflationary pressures above their target levels as the U.S. consumer price index rose 7% in December, a 39 year high. Labor markets welcomed the wage growth during 2021, yet the inflation spike outpaced the wage gains in many countries. In the U.S., labor markets improved throughout 2021, based on U.S. Bureau of Labor Statistics, with the unemployment rate falling from 6.7% in December 2020 to 3.9% as of December 2021. However, the unemployment rate masks the fact that payroll employment remains approximately four million below the February 2020 level. The labor force participation rate ended the year at 61.9% which is 1.5% lower than February 2020. The data suggests that labor dislocations and slack persists and there is plenty of room for continued improvements in 2022.

Earnings and sales growth for the S&P 500 index rose to 45.1% and 15.8% respectively, a record high level, in 2021 according to FactSet. The highest growing sectors in 2021 were Energy, Industrials, Materials, Consumer Discretionary, and Financials with Consumer Staples and Utilities rounding out the bottom of the list. However, according to Bloomberg, a third of the performance contribution for the S&P 500 index was driven by the Technology sector. The top ten stocks in the S&P 500 index contributed 38% of the return in 2021. So, while sector level sales and earnings were rather broad based in 2021, investors favored just a handful of predominantly Tech stocks that fall within the growth style of investing. These growth stocks represent about 57% of the Russell Top 200 Growth index which returned 13.7% in the quarter and 31.2% in 2021. While growth has dominated the value style in large cap, as represented by the Russell Top 200 Growth and Value indexes, the reverse is true for both small and mid-cap stocks in 2021 based on the Russell Midcap and 2000 indexes. Large cap beat small cap stocks by 8.9% in the 4th quarter and 13.1% in 2021, as represented by the Russell Top 200 and Russell 2000 indexes.

Many broad-based international equity indexes underperformed those in the U.S. throughout 2021. The Morningstar DM ex US index of foreign developed-market stocks returned 2.6% in the 4th quarter and 12.2% in 2021. The U.K. and Switzerland equities were the greatest contributors during 2021 while Japanese stocks were the largest detractor to performance. Emerging markets, as represented by the Morningstar EM index, declined 0.8% during the 4th quarter and -0.3% in 2021. Chinese equities were the leading detractor to the performance of the emerging market index throughout 2021due to the government seeking greater control of their largest corporations. The Chinese weakness caused other emerging market countries like Brazil to underperform in 2021. Taiwan and India were the greatest contributors to the Morningstar EM index during 2021.

Bond investors spent much of 2021 realizing small losses as coupons were not sufficient to cover the principal and purchasing power erosion that rising interest rates and inflation delivers. The yield on 10-year Treasuries increased from 0.93% at the beginning of the year to finish 2021 at 1.52%. Increasing bond yields took their toll on many interest rate sensitive assets and those with longer durations during 2021. However, Fed heads were able to calm markets in the 4th quarter which benefited higher duration assets. As an example, U.S. Long Government Bonds, as represented by the Bloomberg U.S. Government Long index, gained 3.1% in the 4th quarter but lost 4.6% in 2021. The Bloomberg U.S. Aggregate Bond index returned 0.01% in the 4th quarter but lost 1.5% in 2021. Credit sensitive bonds outperformed similar term Government bonds and inflation protection paid-off big in 2021. The Bloomberg US Treasury US TIPS index returned 2.4% in the 4th quarter and 6.0% in 2021. High Yield Bonds produced strong returns in 2021 as many bond investors chased yields down the credit spectrum. The Bloomberg U.S. Corporate High Yield index returned 0.7% in the 4th quarter and 5.3% in 2021. Given the increased inflation concerns, commodity prices spiked during 2021 as the Bloomberg Commodity index returned 27.0%.

3 | December 31, 2021

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2021 (Unaudited)

Portfolio Performance

The Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class II returned 18.33% in 2021, while the fund’s primary benchmark returned 19.28% during the same period. The portfolio was last reallocated in August of 2021 and reflected an equity and fixed income allocation that was in-line with the fund’s primary benchmark. At the end of 2021, the fund was broadly diversified to seek to help moderate a small overweight to cyclically sensitive stocks such as energy and financials which we favor based on our valuation research. The fund also maintained an overweight to international equity which appeared attractively priced relative to U.S. equities at the end of 2021. The fund outperformed the benchmark early in 2021. However, the fund’s international equity and value positions failed to keep up with the select mega-cap growth companies that drove market performance to record highs in the second half of 2021. We believe that at the end of 2021, the fund was positioned to take advantage of what are relatively more attractive asset classes like energy, staples, and financials that reflect a better reward for risk tradeoff. Additionally, we maintained allocations to select country positions that we believe exhibit relatively higher expected returns such as Japan, U.K., and Germany.

The Morningstar Growth ETF Asset Allocation Portfolio Class II returned 14.88% in 2021, while the fund’s primary benchmark returned 15.50% during the same period. The portfolio was last reallocated in August of 2021 and reflected an equity and fixed income allocation that was in-line with the fund’s primary benchmark. At the end of 2021, the fund was broadly diversified to seek to help moderate a small overweight to cyclically sensitive stocks such as energy and financials which we favor based on our valuation research. The fund also maintained an overweight to international equity which appeared attractively priced relative to U.S. equities at the end of 2021. The fund outperformed the benchmark early in 2021. However, the fund’s international equity and value positions failed to keep up with the select mega-cap growth companies that drove market performance to record highs in the second half of 2021. We believe that at the end of 2021, the fund was positioned to take advantage of what are relatively more attractive asset classes like energy, staples, and financials that reflect a better reward for risk tradeoff. Additionally, we maintained allocations to select country positions that we believe exhibit relatively higher expected returns such as Japan, U.K., and Germany.

The Morningstar Balanced ETF Asset Allocation Portfolio Class II returned 10.79% in 2021, while the fund’s primary benchmark returned 10.82% during the same period. The portfolio was last reallocated in August of 2021 and reflected an equity and fixed income allocation that was in-line with the fund’s primary benchmark. At the end of 2021, the fund was broadly diversified to seek to help moderate a small overweight to cyclically sensitive stocks such as energy and financials which we favor based on our valuation research. The fund also maintained an overweight to international equity which appeared attractively priced relative to U.S. equities at the end of 2021. The fund outperformed the benchmark early in 2021. However, the fund’s international equity and value positions failed to keep up with the select mega-cap growth companies that drove market performance to record highs in the second half of 2021. We believe that at the end of 2021, the fund was positioned to take advantage of what are relatively more attractive asset classes like energy, staples, and financials that reflect a better reward for risk tradeoff. Additionally, we maintained allocations to select country positions that we believe exhibit relatively higher expected returns such as Japan, U.K., and Germany.

Within fixed income, the fund continued to maintain a diversified mix of credit, foreign, government, TIPs, and Treasury bonds at a neutral average weighted duration relative to the benchmark. During 2021, many fixed income securities appeared unattractive considering their yield, especially credit which offered a low reward for risk tradeoff. The fund benefited from exposure to high yield bonds and Treasury Inflation Protected Securities, or TIPS, throughout 2021. Emerging market bonds and longer term higher duration bonds detracted from relative performance in 2021.

The Morningstar Income and Growth ETF Asset Allocation Portfolio Class II returned 6.47% in 2021, while the fund’s primary benchmark returned 6.31% during the same period. Within fixed income, the fund continued to maintain a diversified mix of credit, foreign, government, TIPs, and Treasury bonds at a neutral average weighted duration relative to the benchmark. During 2021, many fixed income securities appeared unattractive considering their yield, especially credit which offered a low reward for risk tradeoff. The fund benefited from exposure to high yield bonds and Treasury Inflation Protected Securities, or TIPS, throughout 2021. Emerging market bonds and longer term higher duration bonds detracted from relative performance in 2021.

The portfolio was last reallocated in August of 2021 and reflected an equity and fixed income allocation that was in-line with the fund’s primary benchmark. At the end of 2021, the fund was broadly diversified to seek to help moderate a small overweight to cyclically sensitive stocks such as energy and financials which we favor based on our valuation research. The fund also maintained an overweight to international equity which appeared attractively priced relative to U.S. equities at the end of 2021. The fund outperformed the benchmark early in 2021. However, the fund’s international equity and value positions failed to keep up with the select mega-cap growth companies that drove market performance to record highs in the second half of 2021. We believe that at the end of 2021, the fund was positioned to take advantage of what are relatively more attractive asset classes like energy, staples, and financials that reflect a better reward for risk tradeoff. Additionally, we maintained allocations to select country positions that we believe exhibit relatively higher expected returns such as Japan, U.K., and Germany.

4 | December 31, 2021

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2021 (Unaudited)

The Morningstar Conservative ETF Asset Allocation Portfolio Class II returned 2.28% in 2021, while the fund’s primary benchmark returned 1.97% during the same period. Within fixed income, the fund continued to maintain a diversified mix of credit, foreign, government, TIPs, and Treasury bonds at a neutral average weighted duration relative to the benchmark. During 2021, many fixed income securities appeared unattractive considering their yield, especially credit which offered a low reward for risk tradeoff. The fund benefited from exposure to high yield bonds and Treasury Inflation Protected Securities, or TIPS, throughout 2021. Emerging market bonds and longer term higher duration bonds detracted from relative performance in 2021.

The portfolio was last reallocated in August of 2021 and reflected an equity and fixed income allocation that was in-line with the fund’s primary benchmark. At the end of 2021, the fund was broadly diversified to seek to help moderate a small overweight to cyclically sensitive stocks such as energy and financials which we favor based on our valuation research. The fund also maintained an overweight to international equity which appeared attractively priced relative to U.S. equities at the end of 2021. The fund outperformed the benchmark early in 2021. However, the fund’s international equity and value positions failed to keep up with the select mega-cap growth companies that drove market performance to record highs in the second half of 2021. We believe that at the end of 2021, the fund was positioned to take advantage of what are relatively more attractive asset classes like energy, staples, and financials that reflect a better reward for risk tradeoff. Additionally, we maintained allocations to select country positions that we believe exhibit relatively higher expected returns such as Japan, U.K., and Germany.

Jared Watts

Portfolio Manager

Important Disclosures

The information, data, analyses and opinions presented in this commentary do not constitute investment advice; are provided solely for informational purposes; and, therefore are not an offer to buy or sell a particular security. The data and/or information noted are from what we believe to be reliable sources; however, Morningstar Investment Management LLC. has no control over the methods or means used to collect the data and/or information and therefore cannot guarantee its accuracy or completeness. The opinions and estimates noted are as of a certain date and subject to change.

Past performance does not guarantee future results. There is no assurance that the investment process will consistently lead to successful investing. Asset allocation and diversification do not eliminate the risk of experiencing investment losses.

This commentary contains certain forward-looking statements. We use words such as “expects”, “anticipates”, “believes”, “estimates”, “forecasts”, and similar expressions to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially and/or substantially from any future results, performance or achievements expressed or implied by those projected in the forward-looking statements for any reason. Past performance does not guarantee future results.

Morningstar Investment Management LLC (“Morningstar Investment Management”) is a registered investment adviser and subsidiary of Morningstar, Inc. Morningstar Investment Management acts as a sub-adviser to ALPS Advisors, Inc. (“ALPS”) by providing recommendations to ALPS regarding asset allocation targets and selection of securities appropriate for the Morningstar ETF Allocation Series. Morningstar Investment Management selects securities for Morningstar ETF Allocation Series from the universe of investments made available through ALPS.

Morningstar Investment Management LLC is not acting in the capacity of adviser to individual clients. Asset allocation target allocations are subject to change without notice. Morningstar Investment Management establishes the allocations using its proprietary asset classifications. If alternative classification methods are used, the allocations may not meet the asset allocation targets. Morningstar Investment Management LLC is not affiliated with ALPS Advisors, Inc.

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain a prospectus for the Morningstar ETF Asset Allocation Series, which contains this and other information, please contact your investment professional. Read the prospectus carefully before investing.

Shares of the Portfolios are offered only to participating insurance companies and their separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Shares of the Portfolios also may be used as investment vehicles for qualified pension and retirement plans and certain registered and unregistered separate accounts. The Morningstar ETF Asset Allocation Series Portfolios are not Exchange Traded Funds (ETFs), instead they consist of five risk-based asset allocation portfolios that invest in underlying ETFs, which are typically open-end investment companies or unit investment trusts.

An investment in the Portfolios involves risk, including loss of principal. Asset allocation cannot assure a profit nor protect against a loss.

5 | December 31, 2021

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2021 (Unaudited)

The Portfolio allocates investments among multiple ETF asset classes including: U.S. equity, fixed income, real estate and international ETFs. The stocks of smaller companies are subject to above-average market price fluctuations. There are specific risks associated with international investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices and rapid changes in political and economic conditions. Real estate investments are subject to specific risks, such as risks related to general and local economic conditions and risks related to individual properties. Fixed income securities are subject to interest rate risk, prepayment risk and market risk. Commodity trading is highly speculative and involves a high degree of risk.

ALPS Advisors, Inc. is the investment adviser and Morningstar Investment Management, LLC is the investment sub-adviser to the Portfolio. Morningstar ETF Allocation Series Portfolios are distributed by ALPS Portfolio Solutions Distributor, Inc. ALPS Portfolio Solutions Distributor, Inc. does not distribute the underlying ETF within the portfolios. ALPS and Morningstar Investment Management are unaffiliated entities.

The Portfolios are not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to investors in the Portfolios or any member of the public regarding the advisability of investing in mutual funds generally or in accordance with the Portfolios in particular.

ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc., and ALPS Fund Services, Inc. are subsidiaries of ALPS Holdings, Inc. ALPS Distributors, Inc. and ALPS Portfolio Solutions Distributor, Inc. are registered broker-dealers and FINRA Members.

6 | December 31, 2021

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2021 (Unaudited)

MORNINGSTAR ETF ASSET ALLOCATION SERIES PERFORMANCE SUMMARY

The illustration below is based on a hypothetical $10,000 investment in each of the respective Portfolios since inception (4/30/07). All results shown assume reinvestments of dividends and capital gains.

Conservative (return of $10,000 based on actual performance)	Income & Growth (return of $10,000 based on actual performance)

Balanced (return of $10,000 based on actual performance)	Growth (return of $10,000 based on actual performance)

Aggressive Growth (return of $10,000 based on actual performance)

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Portfolios will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. The graphs and tables on pages 6 and 7 do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance data does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

7 | December 31, 2021

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2021 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS | FOR THE PERIODS ENDED DECEMBER 31, 2021

					Since Inception	Annualized Expense Ratios as disclosed in current prospectus dated 4/30/21†
Portfolio	1 Year	3 Year	5 Year	10 Year	(4/30/07)	Gross	Net
Conservative - Class I	2.51%	20.16%	4.60%	3.81%	3.75%	0.70%	0.61%
Conservative - Class II	2.28%	19.29%	4.34%	3.55%	3.47%	0.95%	0.86%
Conservative Blended Benchmark (20% Equity)*(a)	1.97%	25.11%	5.87%	4.85%	4.77%
Blended Benchmark^(f)	4.14%	28.61%	6.44%	5.50%	5.29%
Income & Growth - Class I	6.66%	31.26%	6.77%	5.81%	4.61%	0.66%	0.62%
Income & Growth - Class II	6.47%	30.34%	6.53%	5.55%	4.35%	0.90%	0.87%
Income & Growth Blended Benchmark (40% Equity)*(b)	6.31%	38.52%	8.43%	7.19%	5.94%
Blended Benchmark^(g)	9.90%	44.57%	9.50%	8.29%	6.75%
Balanced - Class I	11.00%	41.57%	8.62%	7.71%	5.45%	0.63%	0.63%
Balanced - Class II	10.79%	40.55%	8.35%	7.45%	5.19%	0.88%	0.88%
Balanced Blended Benchmark (60% Equity)*(c)	10.82%	52.44%	10.89%	9.45%	6.95%
Blended Benchmark^(h)	15.89%	62.05%	12.56%	11.09%	8.15%
Growth - Class I	15.09%	52.45%	10.58%	9.43%	6.00%	0.64%	0.64%
Growth - Class II	14.88%	51.36%	10.30%	9.16%	5.74%	0.89%	0.89%
Growth Blended Benchmark (80% Equity)*(d)	15.50%	66.60%	13.21%	11.60%	7.75%
Blended Benchmark^(i)	22.15%	80.74%	15.57%	13.86%	9.42%
Aggressive Growth - Class I	18.60%	60.23%	11.83%	10.43%	6.22%	0.68%	0.66%
Aggressive Growth - Class II	18.33%	58.96%	11.54%	10.15%	5.95%	0.93%	0.91%
Aggressive Growth Blended Benchmark (95% Equity)*(e)	19.28%	78.06%	14.97%	13.26%	8.33%
Blended Benchmark^(j)	27.04%	95.34%	17.75%	15.88%	10.27%

Since each Portfolio does not seek to replicate its respective Blended benchmark*,^, performance results between the Portfolio and each respective benchmark can differ.

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Portfolios will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. The graphs and tables above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance returns do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher.

*	(a) The Conservative Benchmark is a blended benchmark consisting of 14% Russell 3000 TR USD / 6% Morningstar Global Markets ex-US NR Index USD / 58% Bloomberg US Universal TR USD / 12% FTSE WGBI NonUSD USD / 10% ICE BofAML Treasury 3 Month TR Index; (b) The Income and Growth Benchmark is a blended benchmark consisting of 28% Russell 3000 TR USD / 12% Morningstar Global Markets ex-US NR Index USD / 46% Bloomberg US Universal TR USD / 9% FTSE WGBI NonUSD USD / 5% ICE BofAML Treasury 3 Month TR Index; (c) The Balanced Benchmark is a blended benchmark consisting of 42% Russell 3000 TR USD / 18% Morningstar Global Markets ex-US NR Index USD / 32% Bloomberg US Universal TR USD / 6% FTSE WGBI NonUSD USD / 2% ICE BofAML Treasury 3 Month TR Index; (d) The Growth Benchmark is a blended benchmark consisting of 56% Russell 3000 TR USD / 24% Morningstar Global Markets ex-US NR Index USD / 15% Bloomberg US Universal TR USD / 3% FTSE WGBI NonUSD USD / 2% ICE BofAML Treasury 3 Month TR Index; (e) The Aggressive Growth Benchmark is a blended benchmark consisting of 67% Russell 3000 TR USD / 28% Morningstar Global Markets ex-US NR Index USD / 3% Bloomberg US Universal TR USD / 2% ICE BofAML Treasury 3 Month TR Index.

^	Blended Benchmark: (f) Blended benchmark of 20% S&P 500 Index / 73% Bloomberg US Aggregate Bond Index / 7% ICE BofAML Treasury 3 Month TR Index; (g) 40% S&P 500 Index / 55% Bloomberg US Aggregate Bond Index / 5% ICE BofAML Treasury 3 Month TR Index; (h) 60% S&P 500 Index / 38% Bloomberg US Aggregate Bond Index / 2% ICE BofAML Treasury 3 Month TR Index; (i) 80% S&P 500 Index / 20% Bloomberg US Aggregate Bond Index; (j) 95% S&P 500 Index / 5% Bloomberg US Aggregate Bond Index Each index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index. The S&P 500® Index reflects the reinvestment of dividends.

†	Also see Notes to Financial Statements (Note 6) for further description of Expense Limitation Agreement in effect and Financial Highlights tables for expense ratios as of December 31, 2021. Note the net expense ratios above, as shown in the current Prospectus, include estimated acquired fund fees, which are not incurred in the expense ratios stated throughout the rest of this report. The Adviser and Sub-Adviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that net expense ratios, excluding distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions, and extraordinary expenses, do not exceed a maximum of 0.53% of Class I or Class II shares average daily net assets through April 29, 2022. This means that acquired fund fees and expenses and extraordinary expenses may cause the Portfolio’s gross expense ratios shown above to exceed the maximum amounts of 0.53% for Class I or Class II agreed to by the Adviser and Sub-Adviser.

8 | December 31, 2021

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2021 (Unaudited)

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) is the distributor for the Portfolios. The Distributor is not affiliated with the Sub-Adviser. Morningstar Investment Management LLC (“Morningstar”) utilizes asset allocation models they have developed to allocate each Portfolio’s assets among the underlying exchange-traded funds (“ETFs”). Morningstar starts the investment process by scouring the globe for opportunities. Instead of tracking closely to an index-defined universe, Morningstar looks broadly, investigating asset classes, sub-asset classes, sectors, and securities in markets around the world. Morningstar applies a valuation analysis supported by in-depth fundamental research to find opportunities that are believed to be attractively priced. Morningstar prefers to invest in ideas that go against the market consensus because the only way to outperform is to be different from what the market has already included in the stock price. Morningstar also looks closely at each asset class’ risk, which can be complex, multifaceted, and vary over time. Morningstar believes that one of the best ways to control for risk is to buy fundamentally strong assets that appear to be underpriced. In-depth valuation analysis and contrarian indicators are the key ways Morningstar generates investment ideas. As valuation-driven investors, Morningstar primarily focuses on price changes relative to fair value through time. Given that markets are dynamic, Morningstar reassesses the portfolio given the changes in investment ideas, aggregate risks, and portfolio exposures. This iterative process reconsiders the opportunity set, with a constant eye on fundamental diversification and portfolio allocations.

MORNINGSTAR ETF ASSET ALLOCATION SERIES STRATEGIC ALLOCATION SUMMARY*

*	As of December 31, 2021.

The table below shows there were no changes in the strategic allocations provided by Morningstar's proprietary asset allocation methodology for the year ended December 31, 2021. Portfolio holdings are influenced by the strategic allocations, but actual investment percentages in each category may vary from time to time. See each Portfolio’s Schedule of Investments on the following pages for actual holdings allocations as of December 31, 2021.

	Conservative as of		Income & Growth as of		Balanced as of		Growth as of		Aggressive Growth as of
Asset Classes	12/31/21	6/30/21	12/31/21	6/30/21	12/31/21	6/30/21	12/31/21	6/30/21	12/31/21	6/30/21
U.S. Equity	12.0%	12.0%	24.5%	24.5%	36.0%	36.0%	47.5%	47.5%	57.5%	57.5%
U.S. Bonds	70.5%	70.5%	54.0%	54.0%	35.0%	35.0%	20.0%	20.0%	5.0%	5.0%
Non-U.S. Equity	8.0%	8.0%	15.5%	15.5%	24.0%	24.0%	32.5%	32.5%	37.5%	37.5%
Non-U.S. Bonds	7.5%	7.5%	4.0%	4.0%	3.0%	3.0%	0.0%	0.0%	0.0%	0.0%
Cash Equivalents	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	0.0%	0.0%	0.0%	0.0%

Each Portfolio allocates investments among multiple ETF asset classes including: U.S. equity, fixed income, real estate, and international ETFs. Asset allocation does not assure a profit or protect against down markets. Equity securities are subject to investment risk, including possible loss of principal amount invested. The stocks of smaller companies are subject to above-average market-price fluctuations. There are specific risks associated with international investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Real estate investments are subject to specific risks, such as risks related to general and local economic conditions and risks related to individual properties. Fixed income securities are subject to interest rate risk, prepayment risk, and market risk.

The Morningstar ETF Allocation Series Portfolios are not ETFs; instead, they consist of five risk-based asset allocation portfolios that invest in underlying ETFs, which are typically open-end investment companies or unit investment trusts.

9 | December 31, 2021

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2021 (Unaudited)

Conservative – Asset Class Allocation#	Income & Growth – Asset Class Allocation#
(as a percentage of net assets)	(as a percentage of net assets)

Balanced – Asset Class Allocation# (as a percentage of net assets)	Growth – Asset Class Allocation# (as a percentage of net assets)

Aggressive Growth – Asset Class Allocation# (as a percentage of net assets)

#    Portfolio asset classifications used in this chart are employed by one or more widely recognized market indexes or ratings group indexes, and/or are defined by Portfolio management. These classifications have been applied to the securities owned by the underlying ETFs held by each Portfolio as of December 31, 2021 and these underlying securities holdings are shown as a percentage of total Portfolio market value. These asset classifications are unaudited and do not reflect the legal status of any of the investments or companies in which the underlying ETF has invested. Holdings are subject to change and may not reflect the current or future position of the Portfolio.

*    Cash position shown includes all amounts related to pending purchases and sales of investment securities as of December 31, 2021. Holdings are subject to change and do not reflect the current or future position of the Portfolio.

10 | December 31, 2021

Morningstar Conservative ETF Asset Allocation Portfolio

Schedule of Investments	As of December 31, 2021

Security Description	Shares	Value
Exchange Traded Funds - 99.25%
iShares - 10.53%
iShares® Broad USD High Yield Corporate Bond ETF	34,848	$1,435,389
iShares® Core S&P 500® ETF	1,863	888,633
iShares® Core S&P® Mid-Cap ETF	1,904	538,984
iShares® JP Morgan USD Emerging
Markets Bond ETF	8,215	895,928

Total iShares		3,758,934

Other - 88.72%
Schwab Fundamental Emerging Markets Large Company Index ETF	11,253	348,730
Schwab Fundamental International Large Company Index ETF	32,625	1,060,639
Schwab US TIPS ETF	25,650	1,613,128
VanEck J. P. Morgan EM Local Currency Bond ETF	31,353	896,696
Vanguard® FTSE Developed Markets ETF	20,924	1,068,379
Vanguard® FTSE Emerging Markets ETF	7,037	348,050
Vanguard® Intermediate-Term Corporate Bond ETF	19,293	1,789,619
Vanguard® Intermediate-Term Treasury ETF	35,055	2,330,106
Vanguard® Long-Term Bond ETF	13,956	1,436,352
Vanguard® Mortgage-Backed Securities ETF	47,534	2,511,697
Vanguard® Short-Term Bond ETF	77,557	6,268,932
Vanguard® Short-Term Inflation- Protected Securities ETF	10,438	536,513
Vanguard® Total Bond Market ETF	101,572	8,608,227
Vanguard® Total Stock Market ETF	8,832	2,132,398
Vanguard® Value ETF	4,875	717,161

Total Other		31,666,627

Total Exchange Traded Funds
(Cost $33,794,657)		35,425,561

Total Investments - 99.25%
(Total cost $33,794,657)		35,425,561

Other Assets in Excess of Liabilities - 0.75%		269,424

Net Assets - 100.00%		$35,694,985

See Notes to Financial Statements.

11 | December 31, 2021

Morningstar Income and Growth ETF Asset Allocation Portfolio

Schedule of Investments	As of December 31, 2021

Security Description	Shares	Value
Exchange Traded Funds - 99.01%
iShares - 16.75%
iShares® Broad USD High Yield Corporate Bond ETF	59,329	$2,443,761
iShares® Core S&P 500® ETF	6,741	3,215,390
iShares® Core S&P® Mid-Cap ETF	11,477	3,248,909
iShares® JP Morgan USD Emerging Markets Bond ETF	12,782	1,394,005
iShares® MSCI EAFE Small-Cap ETF	9,726	710,873
iShares® MSCI United Kingdom ETF	21,557	714,399

Total iShares		11,727,337

Other - 82.26%
JPMorgan BetaBuilders Japan ETF	18,392	1,013,031
Schwab Fundamental Emerging Markets Large Company Index ETF	34,034	1,054,714
Schwab Fundamental International Large Company Index ETF	98,220	3,193,132
Schwab US TIPS ETF	33,245	2,090,778
VanEck J. P. Morgan EM Local Currency Bond ETF	48,860	1,397,396
Vanguard® Consumer Staples ETF	3,643	728,163
Vanguard® Financials ETF	7,236	698,780
Vanguard® FTSE Developed Markets ETF	68,679	3,506,750
Vanguard® FTSE Emerging Markets ETF	28,186	1,394,080
Vanguard® Intermediate-Term Corporate Bond ETF	29,729	2,757,662
Vanguard® Intermediate-Term Treasury ETF	46,708	3,104,681
Vanguard® Long-Term Bond ETF	20,019	2,060,355
Vanguard® Mortgage-Backed Securities ETF	39,471	2,085,648
Vanguard® Short-Term Bond ETF	85,462	6,907,893
Vanguard® Short-Term Inflation- Protected Securities ETF	13,384	687,938
Vanguard® Small-Cap Value ETF	5,976	1,068,808
Vanguard® Total Bond Market ETF	189,231	16,037,327
Vanguard® Total Stock Market ETF	25,010	6,038,414
Vanguard® Value ETF	12,115	1,782,238

Total Other		57,607,788

Total Exchange Traded Funds
(Cost $61,146,572)		69,335,125

Security Description	7-Day Yield	Shares	Value
Short-Term Investments - 1.10%
State Street Institutional Treasury Plus Money Market Fund	0.010%	768,816	$768,816

Total Short-Term Investments
(Cost $768,816)			768,816

Total Investments - 100.11%
(Total cost $61,915,388)			70,103,941

Liabilities in Excess of Other Assets - (0.11)%			(76,227)

Net Assets - 100.00%			$70,027,714

See Notes to Financial Statements.

12 | December 31, 2021

Morningstar Balanced ETF Asset Allocation Portfolio

Schedule of Investments	As of December 31, 2021

Security Description	Shares	Value
Exchange Traded Funds - 99.70%
iShares - 23.93%
iShares® Broad USD High Yield Corporate Bond ETF	109,337	$4,503,591
iShares® Core S&P 500® ETF	35,693	17,025,204
iShares® Core S&P® Mid-Cap ETF	40,134	11,361,133
iShares® JP Morgan USD Emerging Markets Bond ETF	24,644	2,687,675
iShares® MSCI EAFE Small-Cap ETF	50,376	3,681,982
iShares® MSCI Germany ETF	54,830	1,797,327
iShares® MSCI United Kingdom ETF	83,911	2,780,810

Total iShares		43,837,722

Other - 75.77%
JPMorgan BetaBuilders Japan ETF	65,006	3,580,531
Schwab Fundamental Emerging Markets Large Company Index ETF	117,961	3,655,611
Schwab Fundamental International Large Company Index ETF	425,139	13,821,269
Schwab US TIPS ETF	57,308	3,604,100
VanEck J. P. Morgan EM Local Currency Bond ETF	93,700	2,679,820
Vanguard® Consumer Staples ETF	14,832	2,964,620
Vanguard® Financials ETF	28,092	2,712,844
Vanguard® FTSE Developed Markets ETF	252,467	12,890,965
Vanguard® FTSE Emerging Markets ETF	92,038	4,552,200
Vanguard® Intermediate-Term Corporate Bond ETF	48,057	4,457,767
Vanguard® Intermediate-Term Treasury ETF	108,006	7,179,159
Vanguard® Long-Term Bond ETF	34,913	3,593,246
Vanguard® Mortgage-Backed Securities ETF	50,417	2,664,034
Vanguard® Short-Term Bond ETF	55,462	4,482,993
Vanguard® Small-Cap ETF	8,075	1,825,031
Vanguard® Small-Cap Value ETF	20,703	3,702,732
Vanguard® Total Bond Market ETF	412,707	34,976,918
Vanguard® Total Stock Market ETF	77,704	18,760,854
Vanguard® Value ETF	45,325	6,667,761

Total Other		138,772,455

Total Exchange Traded Funds
(Cost $150,576,460)		182,610,177

Security Description	7-Day Yield	Shares	Value
Short-Term Investments - 0.83%
State Street Institutional Treasury Plus Money Market Fund	0.010%	1,516,432	$1,516,432

Total Short-Term Investments
(Cost $1,516,432)			1,516,432

Total Investments - 100.53%
(Total cost $152,092,892)			184,126,609

Liabilities in Excess of Other Assets - (0.53)%			(963,061)

Net Assets - 100.00%			$183,163,548

See Notes to Financial Statements.

13 | December 31, 2021

Morningstar Growth ETF Asset Allocation Portfolio

Schedule of Investments	As of December 31, 2021

Security Description	Shares	Value
Exchange Traded Funds - 100.04%
iShares - 27.17%
iShares® Broad USD High Yield Corporate Bond ETF	91,467	$3,767,526
iShares® Core S&P 500® ETF	60,411	28,815,443
iShares® Core S&P® Mid-Cap ETF	69,370	19,637,259
iShares® MSCI EAFE Small-Cap ETF	86,086	6,292,026
iShares® MSCI Germany ETF	149,741	4,908,510
iShares® MSCI United Kingdom
ETF	191,951	6,361,256

Total iShares		69,782,020

Other - 72.87%
JPMorgan BetaBuilders Japan ETF	134,569	7,412,060
Schwab Fundamental Emerging Markets Large Company Index ETF	240,540	7,454,335
Schwab Fundamental International Large Company Index ETF	626,501	20,367,547
Vanguard® Consumer Staples ETF	20,702	4,137,916
Vanguard® Financials ETF	52,956	5,113,961
Vanguard® FTSE Developed Markets ETF	522,594	26,683,650
Vanguard® FTSE Emerging Markets ETF	150,097	7,423,798
Vanguard® Intermediate-Term Corporate Bond ETF	26,648	2,471,868
Vanguard® Intermediate-Term Treasury ETF	74,376	4,943,773
Vanguard® Short-Term Bond ETF	30,811	2,490,453
Vanguard® Small-Cap ETF	22,800	5,153,028
Vanguard® Small-Cap Value ETF	36,330	6,497,620
Vanguard® Total Bond Market ETF	438,245	37,141,264
Vanguard® Total Stock Market ETF	156,438	37,770,391
Vanguard® Value ETF	81,937	12,053,752

Total Other		187,115,416

Total Exchange Traded Funds
(Cost $198,427,398)		256,897,436

Security Description	7-Day Yield	Shares	Value
Short-Term Investments - 0.11%
State Street Institutional Treasury Plus Money Market Fund	0.010%	275,200	$275,200

Total Short-Term Investments
(Cost $275,200)			275,200

Total Investments - 100.15%
(Total cost $198,702,598)			257,172,636

Liabilities in Excess of Other Assets - (0.15)%			(395,966)

Net Assets - 100.00%			$256,776,670

See Notes to Financial Statements.

14 | December 31, 2021

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

Schedule of Investments	As of December 31, 2021

Security Description	Shares	Value
Exchange Traded Funds - 100.04%
iShares - 29.74%
iShares® Core S&P 500® ETF	39,833	$18,999,943
iShares® Core S&P® Mid-Cap ETF	46,326	13,113,964
iShares® MSCI EAFE Small-Cap ETF	61,960	4,528,656
iShares® MSCI Germany ETF	113,828	3,731,282
iShares® MSCI United Kingdom ETF	159,992	5,302,135

Total iShares		45,675,980

Other - 70.30%
JPMorgan BetaBuilders Japan ETF	95,868	5,280,409
Schwab Fundamental Emerging Markets Large Company Index ETF	195,314	6,052,781
Schwab Fundamental International Large Company Index ETF	470,103	15,283,049
Vanguard® Consumer Staples ETF	11,824	2,363,381
Vanguard® Financials ETF	38,581	3,725,767
Vanguard® FTSE Developed Markets ETF	359,095	18,335,391
Vanguard® FTSE Emerging Markets ETF	91,321	4,516,737
Vanguard® Small-Cap ETF	19,883	4,493,757
Vanguard® Small-Cap Value ETF	25,366	4,536,709
Vanguard® Total Bond Market ETF	89,798	7,610,380
Vanguard® Total Stock Market ETF	112,678	27,204,976
Vanguard® Value ETF	58,038	8,537,970

Total Other		107,941,307

Total Exchange Traded Funds
(Cost $115,321,577)		153,617,287

Security Description	7-Day Yield	Shares	Value
Short-Term Investments - 0.38%
State Street Institutional Treasury Plus Money Market Fund	0.010%	576,228	$576,228

Total Short-Term Investments
(Cost $576,228)			576,228

Total Investments - 100.42%
(Total cost $115,897,805)			154,193,515

Liabilities in Excess of Other Assets - (0.42)%			(644,417)

Net Assets - 100.00%			$153,549,098

See Notes to Financial Statements.

15 | December 31, 2021

Morningstar ETF Asset Allocation Series

Statements of Assets and Liabilities	As of December 31, 2021

	Morningstar Conservative ETF Asset Allocation Portfolio	Morningstar Income and Growth ETF Asset Allocation Portfolio	Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Aggressive Growth ETF Asset Allocation Portfolio
ASSETS:

Investments, at value	$35,425,561	$70,103,941	$184,126,609	$257,172,636	$154,193,515
Receivable for investments sold	532,084	–	–	230,608	–
Receivable for shares sold	3,595	3,771	9,881	18,998	7,523
Dividends receivable	1,549	5,291	36,436	72,698	54,597
Other assets	611	1,109	3,062	4,096	2,360
Total Assets	35,963,400	70,114,112	184,175,988	257,499,036	154,257,995

LIABILITIES:

Payable to custodian for overdraft	200,072	–	–	–	–
Payable for investments purchased	–	–	482,760	502,933	565,280
Payable for shares redeemed	6,371	7,874	373,352	21,729	10,622
Payable to advisor	9,122	25,864	69,968	96,517	68,937
Payable for distribution and service fees	6,632	12,790	30,632	28,943	11,699
Payable for audit fees	20,430	20,430	20,430	20,430	20,430
Payable for trustees' fees	29	93	371	686	496
Accrued expenses and other liabilities	25,759	19,347	34,927	51,128	31,433
Total Liabilities	268,415	86,398	1,012,440	722,366	708,897
Net Assets	$35,694,985	$70,027,714	$183,163,548	$256,776,670	$153,549,098

NET ASSETS CONSIST OF:

Paid-in capital	$32,784,251	$58,590,439	$141,445,812	$185,559,817	$107,821,732
Total distributable earnings	2,910,734	11,437,275	41,717,736	71,216,853	45,727,366
Net Assets	$35,694,985	$70,027,714	$183,163,548	$256,776,670	$153,549,098

Investments, at Cost	$33,794,657	$61,915,388	$152,092,892	$198,702,598	$115,897,805

PRICING OF SHARES:

Class I:
Net Assets	$4,958,675	$9,244,962	$38,044,185	$118,634,141	$97,337,918
Shares of beneficial interest outstanding	433,992	878,575	3,265,190	9,258,074	6,468,106
Net assets value, offering and redemption price per share	$11.43	$10.52	$11.65	$12.81	$15.05

Class II:
Net Assets	$30,736,310	$60,782,752	$145,119,363	$138,142,529	$56,211,180
Shares of beneficial interest outstanding	2,703,544	5,423,282	12,292,267	11,011,701	3,780,125
Net assets value, offering and redemption price per share	$11.37	$11.21	$11.81	$12.55	$14.87

See Notes to Financial Statements.

16 | December 31, 2021

Morningstar ETF Asset Allocation Series

Statements of Operations	For the Year Ended December 31, 2021

	Morningstar Conservative ETF Asset Allocation Portfolio	Morningstar Income and Growth ETF Asset Allocation Portfolio	Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Aggressive Growth ETF Asset Allocation Portfolio
INVESTMENT INCOME:
Dividends	$792,107	$1,540,450	$4,154,693	$5,606,030	$3,354,876
Total Investment Income	792,107	1,540,450	4,154,693	5,606,030	3,354,876

EXPENSES:
Investment advisor fee	167,102	311,768	833,482	1,129,185	648,089
Recoupment of previously waived fees	–	–	5,699	4,344	11,642
12b-1 fees:
Class II	81,129	155,906	379,252	346,663	138,044
Custodian fees	16,661	5,365	9,183	19,048	10,817
Administration fees	8,277	8,277	8,277	8,277	8,277
Legal fees	3,380	6,316	16,888	23,276	13,489
Audit fees	18,466	18,466	18,466	18,466	18,466
Trustees' fees and expenses	9,973	18,554	49,461	66,764	38,115
Report to shareholder fees	2,182	3,575	6,969	7,143	3,333
Other expenses	15,620	16,122	27,117	32,647	22,189
Total expenses before waiver/reimbursements	322,790	544,349	1,354,794	1,655,813	912,461
Less fees waived/reimbursed by investment advisor
Class I	(5,722)	(2,066)	–	–	(6,449)
Class II	(39,160)	(19,114)	–	–	(3,971)
Total Net Expenses	277,908	523,169	1,354,794	1,655,813	902,041
Net Investment Income	514,199	1,017,281	2,799,899	3,950,217	2,452,835

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	1,232,291	2,589,729	7,750,163	9,645,947	5,602,480
Long-term capital gain distributions from other investment companies	66,425	95,196	167,337	124,208	15,517
Net change in unrealized appreciation/(depreciation) on investments	(966,397)	675,914	8,108,307	20,526,135	15,726,107
Net Realized and Unrealized Gain on Investments	332,319	3,360,839	16,025,807	30,296,290	21,344,104
Net Increase in Net Assets Resulting from Operations	$846,518	$4,378,120	$18,825,706	$34,246,507	$23,796,939

See Notes to Financial Statements.

17 | December 31, 2021

Morningstar Conservative ETF Asset Allocation Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020

OPERATIONS:

Net investment income	$514,199	$524,012
Net realized gain	1,232,291	675,242
Long-term capital gain distributions from other investment companies	66,425	58,845
Net change in unrealized appreciation/(depreciation)	(966,397)	1,218,494
Net increase in net assets resulting from operations	846,518	2,476,593

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I	(210,608)	(102,256)
Class II	(1,282,046)	(757,895)
Total distributions	(1,492,654)	(860,151)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	1,108,087	645,876
Issued to shareholders in reinvestment of distributions	210,608	102,256
Cost of shares redeemed	(599,106)	(954,884)
Net increase/(decrease) from share transactions	719,589	(206,752)
Class II
Proceeds from sale of shares	7,151,394	18,818,243
Issued to shareholders in reinvestment of distributions	1,282,046	757,895
Cost of shares redeemed	(10,381,756)	(18,123,816)
Net increase/(decrease) from share transactions	(1,948,316)	1,452,322

Net increase/(decrease) in net assets	(1,874,863)	2,862,012

NET ASSETS:

Beginning of year	37,569,848	34,707,836
End of year	$35,694,985	$37,569,848

OTHER INFORMATION - SHARES:

Class I
Sold	94,185	57,004
Reinvested	18,474	8,846
Redeemed	(50,827)	(83,933)
Net increase/(decrease) in shares outstanding	61,832	(18,083)

Class II
Sold	611,586	1,688,966
Reinvested	112,956	65,846
Redeemed	(888,202)	(1,614,343)
Net increase/(decrease) in shares outstanding	(163,660)	140,469

See Notes to Financial Statements.

18 | December 31, 2021

Morningstar Income and Growth ETF Asset Allocation Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020

OPERATIONS:

Net investment income	$1,017,281	$982,032
Net realized gain	2,589,729	1,880,698
Long-term capital gain distributions from other investment companies	95,196	80,152
Net change in unrealized appreciation	675,914	2,356,915
Net increase in net assets resulting from operations	4,378,120	5,299,797

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I	(367,183)	(222,482)
Class II	(2,695,526)	(1,973,856)
Total distributions	(3,062,709)	(2,196,338)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	3,582,959	909,590
Issued to shareholders in reinvestment of distributions	367,183	222,482
Cost of shares redeemed	(1,119,685)	(720,943)
Net increase from share transactions	2,830,457	411,129
Class II
Proceeds from sale of shares	4,008,526	5,688,539
Issued to shareholders in reinvestment of distributions	2,695,526	1,973,856
Cost of shares redeemed	(10,122,161)	(13,855,660)
Net decrease from share transactions	(3,418,109)	(6,193,265)

Net increase/(decrease) in net assets	727,759	(2,678,677)

NET ASSETS:

Beginning of year	69,299,955	71,978,632
End of year	$70,027,714	$69,299,955

OTHER INFORMATION - SHARES:

Class I
Sold	338,575	92,241
Reinvested	35,037	21,663
Redeemed	(105,401)	(73,110)
Net increase in shares outstanding	268,211	40,794

Class II
Sold	352,789	549,296
Reinvested	241,535	180,922
Redeemed	(886,480)	(1,338,434)
Net decrease in shares outstanding	(292,156)	(608,216)

See Notes to Financial Statements.

19 | December 31, 2021

Morningstar Balanced ETF Asset Allocation Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020

OPERATIONS:

Net investment income	$2,799,899	$2,484,027
Net realized gain	7,750,163	6,333,488
Long-term capital gain distributions from other investment companies	167,337	155,115
Net change in unrealized appreciation	8,108,307	4,756,345
Net increase in net assets resulting from operations	18,825,706	13,728,975

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I	(1,930,779)	(993,719)
Class II	(7,500,375)	(4,588,072)
Total distributions	(9,431,154)	(5,581,791)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	6,165,569	3,175,861
Issued to shareholders in reinvestment of distributions	1,930,779	993,719
Cost of shares redeemed	(1,842,640)	(3,062,996)
Net increase from share transactions	6,253,708	1,106,584
Class II
Proceeds from sale of shares	11,591,867	17,455,053
Issued to shareholders in reinvestment of distributions	7,500,375	4,588,072
Cost of shares redeemed	(31,028,935)	(23,575,084)
Net decrease from share transactions	(11,936,693)	(1,531,959)

Net increase in net assets	3,711,567	7,721,809

NET ASSETS:

Beginning of year	179,451,981	171,730,172
End of year	$183,163,548	$179,451,981

OTHER INFORMATION - SHARES:

Class I
Sold	525,056	308,748
Reinvested	166,878	90,585
Redeemed	(156,520)	(308,932)
Net increase in shares outstanding	535,414	90,401

Class II
Sold	967,011	1,637,954
Reinvested	639,418	412,968
Redeemed	(2,586,300)	(2,321,293)
Net decrease in shares outstanding	(979,871)	(270,371)

See Notes to Financial Statements.

20 | December 31, 2021

Morningstar Growth ETF Asset Allocation Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020

OPERATIONS:

Net investment income	$3,950,217	$3,291,937
Net realized gain	9,645,947	8,431,282
Long-term capital gain distributions from other investment companies	124,208	63,520
Net change in unrealized appreciation	20,526,135	8,873,338
Net increase in net assets resulting from operations	34,246,507	20,660,077

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I	(5,600,462)	(4,679,798)
Class II	(6,436,501)	(5,956,158)
Total distributions	(12,036,963)	(10,635,956)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	8,939,593	7,403,181
Issued to shareholders in reinvestment of distributions	5,600,462	4,679,798
Cost of shares redeemed	(7,438,339)	(6,353,295)
Net increase from share transactions	7,101,716	5,729,684
Class II
Proceeds from sale of shares	7,566,657	12,055,432
Issued to shareholders in reinvestment of distributions	6,436,501	5,956,158
Cost of shares redeemed	(20,206,682)	(27,271,241)
Net decrease from share transactions	(6,203,524)	(9,259,651)

Net increase in net assets	23,107,736	6,494,154

NET ASSETS:

Beginning of year	233,668,934	227,174,780
End of year	$256,776,670	$233,668,934

OTHER INFORMATION - SHARES:

Class I
Sold	695,887	701,893
Reinvested	440,981	405,528
Redeemed	(583,582)	(606,866)
Net increase in shares outstanding	553,286	500,555

Class II
Sold	600,313	1,165,916
Reinvested	517,820	526,628
Redeemed	(1,609,469)	(2,645,497)
Net decrease in shares outstanding	(491,336)	(952,953)

See Notes to Financial Statements.

21 | December 31, 2021

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020

OPERATIONS:

Net investment income	$2,452,835	$1,800,184
Net realized gain	5,602,480	2,716,921
Long-term capital gain distributions from other investment companies	15,517	7,466
Net change in unrealized appreciation	15,726,107	7,732,936
Net increase in net assets resulting from operations	23,796,939	12,257,507

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I	(3,203,168)	(2,734,191)
Class II	(1,767,852)	(1,851,426)
Total distributions	(4,971,020)	(4,585,617)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	10,561,142	8,571,638
Issued to shareholders in reinvestment of distributions	3,203,168	2,734,191
Cost of shares redeemed	(4,186,563)	(4,561,933)
Net increase from share transactions	9,577,747	6,743,896
Class II
Proceeds from sale of shares	4,854,728	8,782,518
Issued to shareholders in reinvestment of distributions	1,767,852	1,851,426
Cost of shares redeemed	(11,129,942)	(12,163,352)
Net decrease from share transactions	(4,507,362)	(1,529,408)

Net increase in net assets	23,896,304	12,886,378

NET ASSETS:

Beginning of year	129,652,794	116,766,416
End of year	$153,549,098	$129,652,794

OTHER INFORMATION - SHARES:

Class I
Sold	715,603	745,782
Reinvested	215,122	211,789
Redeemed	(284,138)	(388,591)
Net increase in shares outstanding	646,587	568,980

Class II
Sold	333,864	772,378
Reinvested	120,180	144,982
Redeemed	(775,743)	(1,058,048)
Net decrease in shares outstanding	(321,699)	(140,688)

See Notes to Financial Statements.

22 | December 31, 2021

Morningstar Conservative ETF Asset Allocation Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$11.65	$11.18	$10.50	$11.16	$10.75
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.19	0.19	0.24	0.25	0.25
Net realized and unrealized gain/(loss) on investments	0.11	0.56	0.78	(0.48)	0.44
Total income/(loss) from investment operations	0.30	0.75	1.02	(0.23)	0.69

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.20)	(0.22)	(0.25)	(0.27)	(0.23)
From net realized gain	(0.32)	(0.06)	(0.09)	(0.16)	(0.05)
Total distributions	(0.52)	(0.28)	(0.34)	(0.43)	(0.28)
Net increase/(decrease) in net asset value	(0.22)	0.47	0.68	(0.66)	0.41
Net asset value - end of year	$11.43	$11.65	$11.18	$10.50	$11.16

Total Return*	2.51%	6.80%	9.75%	(2.09)%	6.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$4,959	$4,334	$4,362	$3,891	$3,888
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.65%	0.62%	0.62%	0.59%	0.57%
Net expenses after waiver/reimbursements	0.53%	0.53%	0.53%	0.53%	0.53%
Net investment income after waiver/reimbursements	1.65%	1.65%	2.17%	2.24%	2.27%
Portfolio turnover rate	20%	73%	17%	47%	35%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

(1)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

23 | December 31, 2021

Morningstar Conservative ETF Asset Allocation Portfolio – Class II

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$11.59	$11.13	$10.45	$11.11	$10.70
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.16	0.16	0.21	0.22	0.22
Net realized and unrealized gain/(loss) on investments	0.11	0.56	0.78	(0.48)	0.44
Total income/(loss) from investment operations	0.27	0.72	0.99	(0.26)	0.66

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.17)	(0.20)	(0.22)	(0.24)	(0.20)
From net realized gain	(0.32)	(0.06)	(0.09)	(0.16)	(0.05)
Total distributions	(0.49)	(0.26)	(0.31)	(0.40)	(0.25)
Net increase/(decrease) in net asset value	(0.22)	0.46	0.68	(0.66)	0.41
Net asset value - end of year	$11.37	$11.59	$11.13	$10.45	$11.11

Total Return*	2.28%	6.49%	9.53%	(2.37)%	6.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$30,736	$33,236	$30,346	$29,536	$31,368
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.90%	0.87%	0.87%	0.84%	0.82%
Net expenses after waiver/reimbursements	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income after waiver/reimbursements	1.35%	1.42%	1.90%	1.98%	2.00%
Portfolio turnover rate	20%	73%	17%	47%	35%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

24 | December 31, 2021

Morningstar Income and Growth ETF Asset Allocation Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$10.38	$9.90	$9.19	$10.26	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.20	0.17	0.22	0.22	0.23
Net realized and unrealized gain/(loss) on investments	0.49	0.69	0.99	(0.63)	0.78
Total income/(loss) from investment operations	0.69	0.86	1.21	(0.41)	1.01

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.19)	(0.25)	(0.25)	(0.25)	(0.23)
From net realized gain	(0.36)	(0.13)	(0.25)	(0.41)	(0.52)
Total distributions	(0.55)	(0.38)	(0.50)	(0.66)	(0.75)
Net increase/(decrease) in net asset value	0.14	0.48	0.71	(1.07)	0.26
Net asset value - end of year	$10.52	$10.38	$9.90	$9.19	$10.26

Total Return*	6.66%	8.73%	13.19%	(3.99)%	10.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$9,245	$6,333	$5,640	$5,126	$5,385
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.56%	0.57%	0.56%	0.54%	0.54%
Net expenses after waiver/reimbursements	0.53%	0.53%	0.53%	0.53%	0.53%
Net investment income after waiver/reimbursements	1.85%	1.72%	2.19%	2.18%	2.16%
Portfolio turnover rate	16%	47%	10%	35%	34%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

25 | December 31, 2021

Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$11.02	$10.49	$9.71	$10.80	$10.48
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.16	0.15	0.20	0.20	0.21
Net realized and unrealized gain/(loss) on investments	0.55	0.73	1.05	(0.66)	0.83
Total income/(loss) from investment operations	0.71	0.88	1.25	(0.46)	1.04

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.16)	(0.22)	(0.22)	(0.22)	(0.20)
From net realized gain	(0.36)	(0.13)	(0.25)	(0.41)	(0.52)
Total distributions	(0.52)	(0.35)	(0.47)	(0.63)	(0.72)
Net increase/(decrease) in net asset value	0.19	0.53	0.78	(1.09)	0.32
Net asset value - end of year	$11.21	$11.02	$10.49	$9.71	$10.80

Total Return*	6.47%	8.43%	12.90%	(4.25)%	9.94%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$60,783	$62,967	$66,339	$64,962	$75,371
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.81%	0.81%	0.81%	0.79%	0.79%
Net expenses after waiver/reimbursements	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income after waiver/reimbursements	1.43%	1.42%	1.93%	1.90%	1.88%
Portfolio turnover rate	16%	47%	10%	35%	34%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

26 | December 31, 2021

Morningstar Balanced ETF Asset Allocation Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$11.10	$10.50	$9.41	$11.29	$10.78
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.21	0.18	0.23	0.23	0.24
Net realized and unrealized gain/(loss) on investments	1.00	0.80	1.32	(0.89)	1.22
Total income/(loss) from investment operations	1.21	0.98	1.55	(0.66)	1.46

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.19)	(0.24)	(0.25)	(0.25)	(0.22)
From net realized gain	(0.47)	(0.14)	(0.21)	(0.97)	(0.73)
Total distributions	(0.66)	(0.38)	(0.46)	(1.22)	(0.95)
Net increase/(decrease) in net asset value	0.55	0.60	1.09	(1.88)	0.51
Net asset value - end of year	$11.65	$11.10	$10.50	$9.41	$11.29

Total Return*	11.00%	9.41%	16.57%	(6.02)%	13.65%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$38,044	$30,293	$27,725	$24,962	$26,516
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.53%	0.53%	0.53%	0.52%	0.51%
Net expenses after waiver/reimbursements	0.53%	0.53%	0.53%	0.52%	0.51%
Net investment income after waiver/reimbursements	1.79%	1.76%	2.23%	2.09%	2.06%
Portfolio turnover rate	15%	53%	7%	23%	38%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

27 | December 31, 2021

Morningstar Balanced ETF Asset Allocation Portfolio – Class II

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$11.24	$10.63	$9.52	$11.40	$10.88
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.17	0.16	0.20	0.20	0.21
Net realized and unrealized gain/(loss) on investments	1.03	0.81	1.33	(0.89)	1.23
Total income/(loss) from investment operations	1.20	0.97	1.53	(0.69)	1.44

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.16)	(0.22)	(0.21)	(0.22)	(0.19)
From net realized gain	(0.47)	(0.14)	(0.21)	(0.97)	(0.73)
Total distributions	(0.63)	(0.36)	(0.42)	(1.19)	(0.92)
Net increase/(decrease) in net asset value	0.57	0.61	1.11	(1.88)	0.52
Net asset value - end of year	$11.81	$11.24	$10.63	$9.52	$11.40

Total Return*	10.79%	9.12%	16.26%	(6.23)%	13.33%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$145,119	$149,159	$144,005	$141,770	$168,957
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.78%	0.78%	0.78%	0.77%	0.76%
Net expenses after waiver/reimbursements	0.78%	0.78%	0.78%	0.77%	0.76%
Net investment income after waiver/reimbursements	1.45%	1.50%	1.96%	1.82%	1.78%
Portfolio turnover rate	15%	53%	7%	23%	38%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

28 | December 31, 2021

Morningstar Growth ETF Asset Allocation Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$11.69	$11.12	$9.88	$12.15	$11.04
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.22	0.18	0.24	0.24	0.24
Net realized and unrealized gain/(loss) on investments	1.54	0.95	1.74	(1.16)	1.70
Total income/(loss) from investment operations	1.76	1.13	1.98	(0.92)	1.94

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.19)	(0.25)	(0.23)	(0.23)	(0.19)
From net realized gain	(0.45)	(0.31)	(0.51)	(1.12)	(0.64)
Total distributions	(0.64)	(0.56)	(0.74)	(1.35)	(0.83)
Net increase/(decrease) in net asset value	1.12	0.57	1.24	(2.27)	1.11
Net asset value - end of year	$12.81	$11.69	$11.12	$9.88	$12.15

Total Return*	15.09%	10.26%	20.14%	(7.85)%	17.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$118,634	$101,796	$91,240	$79,625	$87,918
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.52%	0.53%	0.53%	0.53%	0.51%
Net expenses after waiver/reimbursements	0.52%	0.53%	0.53%	0.53%	0.51%
Net investment income after waiver/reimbursements	1.74%	1.74%	2.23%	1.98%	1.96%
Portfolio turnover rate	15%	47%	14%	28%	43%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

29 | December 31, 2021

Morningstar Growth ETF Asset Allocation Portfolio – Class II

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$11.46	$10.91	$9.71	$11.96	$10.89
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.18	0.15	0.21	0.20	0.20
Net realized and unrealized gain/(loss) on investments	1.52	0.93	1.70	(1.13)	1.67
Total income/(loss) from investment operations	1.70	1.08	1.91	(0.93)	1.87

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.16)	(0.22)	(0.20)	(0.20)	(0.16)
From net realized gain	(0.45)	(0.31)	(0.51)	(1.12)	(0.64)
Total distributions	(0.61)	(0.53)	(0.71)	(1.32)	(0.80)
Net increase/(decrease) in net asset value	1.09	0.55	1.20	(2.25)	1.07
Net asset value - end of year	$12.55	$11.46	$10.91	$9.71	$11.96

Total Return*	14.88%	10.01%	19.77%	(8.04)%	17.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$138,143	$131,873	$135,935	$122,465	$141,266
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.77%	0.78%	0.78%	0.78%	0.76%
Net expenses after waiver/reimbursements	0.77%	0.78%	0.78%	0.78%	0.76%
Net investment income after waiver/reimbursements	1.44%	1.45%	1.97%	1.71%	1.71%
Portfolio turnover rate	15%	47%	14%	28%	43%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

30 | December 31, 2021

Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$13.13	$12.35	$10.63	$13.03	$11.65
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.27	0.20	0.27	0.25	0.23
Net realized and unrealized gain/(loss) on investments	2.16	1.07	2.10	(1.41)	2.11
Total income/(loss) from investment operations	2.43	1.27	2.37	(1.16)	2.34

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.19)	(0.25)	(0.22)	(0.21)	(0.19)
From net realized gain	(0.32)	(0.24)	(0.43)	(1.03)	(0.77)
Total distributions	(0.51)	(0.49)	(0.65)	(1.24)	(0.96)
Net increase/(decrease) in net asset value	1.92	0.78	1.72	(2.40)	1.38
Net asset value - end of year	$15.05	$13.13	$12.35	$10.63	$13.03

Total Return*	18.60%	10.34%	22.44%	(9.17)%	20.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$97,338	$76,410	$64,894	$49,064	$50,783
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.54%	0.55%	0.55%	0.53%	0.54%
Net expenses after waiver/reimbursements	0.53%	0.53%	0.53%	0.53%	0.53%
Net investment income after waiver/reimbursements	1.83%	1.75%	2.30%	1.96%	1.81%
Portfolio turnover rate	18%	45%	17%	32%	43%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

31 | December 31, 2021

Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$12.98	$12.23	$10.53	$12.91	$11.56
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.22	0.17	0.24	0.21	0.19
Net realized and unrealized gain/(loss) on investments	2.15	1.04	2.08	(1.38)	2.09
Total income/(loss) from investment operations	2.37	1.21	2.32	(1.17)	2.28

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.16)	(0.22)	(0.19)	(0.18)	(0.16)
From net realized gain	(0.32)	(0.24)	(0.43)	(1.03)	(0.77)
Total distributions	(0.48)	(0.46)	(0.62)	(1.21)	(0.93)
Net increase/(decrease) in net asset value	1.89	0.75	1.70	(2.38)	1.35
Net asset value - end of year	$14.87	$12.98	$12.23	$10.53	$12.91

Total Return*	18.33%	9.96%	22.17%	(9.33)%	19.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$56,211	$53,243	$51,872	$43,639	$51,147
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.79%	0.80%	0.80%	0.78%	0.79%
Net expenses after waiver/reimbursements	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income after waiver/reimbursements	1.50%	1.45%	2.03%	1.66%	1.52%
Portfolio turnover rate	18%	45%	17%	32%	43%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

32 | December 31, 2021

ALPS | Alerian Energy Infrastructure Portfolio

Performance Overview	December 31, 2021 (Unaudited)

Investment Objective

The ALPS | Alerian Energy Infrastructure Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index (the “AMEI Index”).

Portfolio Overview

The Portfolio employs a “passive management” – or indexing – investment approach designed to track the performance of the AMEI Index. Developed by Alerian, the AMEI Index is intended to give investors a means of tracking the overall performance of North American energy infrastructure companies. The AMEI Index is a composite of North American energy infrastructure companies engaged in the pipeline transportation, storage, and processing of energy commodities (also known as “midstream energy businesses”).

During the twelve-month period from January 1, 2021, to December 31, 2021, the Portfolio's Class III shares delivered a total return of 37.77%. This compares to the Fund’s Underlying Index, which increased 32.32% on a price-return basis and 40.75% on a total-return basis.

During the year, Altus Midstream Company (ALTM) and Oasis Midstream Partners (OMP) were added to the index, while Delek Logistics Partners (DKL) and PBF Logistics (PBFX) were removed during quarterly rebalancings. Noble Midstream Partners (NBLX) and Inter Pipeline (IPL CN) were removed from the index in relation to their acquisition by another entity. There were no updates to the index methodology.

In 2021, energy infrastructure companies continued to recover from the pandemic-related headwinds that weighed on 2020 performance. The widespread availability of COVID-19 vaccines supported energy demand as daily activities resumed and travel increased. US energy production largely stabilized, as capital discipline by producers kept volume growth in check. Producer discipline and improving demand was supportive for commodity prices and energy stocks in turn. After starting 2021 below $50 per barrel (bbl), West Texas Intermediate (WTI) oil prices had reached $70/bbl by mid-year and a multi-year high of $85/bbl in October. After a significant late November sell-off on Omicron variant concerns, WTI oil prices ended 2021 at $75/bbl and up 55.01% for the year. Natural gas prices also strengthened to multi-year highs in 2021, briefly touching $6 per million British thermal unit in October. The recovery in commodity prices helped boost sentiment for energy broadly, including midstream. Rising energy prices contributed to mounting inflation concerns as the year progressed, which also boded well for energy infrastructure companies given their real asset exposure and the inflation adjustments often built into their contracts.

In addition to a supportive energy macro backdrop, midstream benefitted from company-level tailwinds as well. Free cash flow remained in focus, with many constituents generating free cash flow even after generous dividends. Excess cash flow was deployed for debt reduction and returning cash to shareholders through dividend increases and buybacks. As of year-end 2021, 70.16% of the AMEI Index by weighting had a buyback authorization in place. AMEI constituents have also made strides with reporting environmental, social and governance metrics, and multiple constituents have targets to achieve net-zero emissions by 2050. Constituents are also pursuing energy transition opportunities in areas like carbon capture, hydrogen, and renewable fuels. The large Canadian constituents, Enbridge (ENB CN) and TC Energy (TRP CN), were particularly active on this front. An ongoing recovery in energy markets broadly and company-level tailwinds from strong free cash flow generation could lend continued support to energy infrastructure corporations and MLPs in 2022.

Ryan Mischker	Andrew Hicks
Co-Portfolio Manager	Co-Portfolio Manager

33 | December 31, 2021

ALPS | Alerian Energy Infrastructure Portfolio

Performance Overview (continued)	December 31, 2021 (Unaudited)

PORTFOLIO PERFORMANCE | AS OF DECEMBER 31, 2021

				Since Inception	Annualized Expense Ratios as disclosed in current prospectus dated 4/30/21
	1 Year	3 Year	5 Year	(5/01/13)	Gross	Net[1]

ALPS | Alerian Energy Infrastructure Portfolio - Class I	38.25%[2]	7.85%	0.32%	0.92%	1.04%	0.95%
ALPS | Alerian Energy Infrastructure Portfolio - Class III	37.77%	7.50%	-0.04%	0.53%	1.40%	1.30%
Alerian Midstream Energy Select Index[3]	40.75%	9.66%	1.81%	2.35%

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Portfolios will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. The tables above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance returns do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher.

[1]	Also see Notes to Financial Statements (Note 6) for further description of Expense Limitation Agreement in effect, and Financial Highlights tables for expense ratios as of December 31, 2021. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that net expense ratios, excluding distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions, and extraordinary expenses, do not exceed 0.80% of either Class I or Class III shares average daily net assets through April 29, 2022. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.
[2]	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.
[3]	The Alerian Midstream Energy Select Index is a composite of North American energy infrastructure companies engaged in the pipeline transportation, storage, and processing of energy commodities. An investor cannot invest directly in an index.

The statements and opinions expressed in this commentary are those of the author, are as of the date of this report, are subject to change, and may not reflect the author’s current views. The information, data, and analyses presented in this commentary do not constitute investment advice; are provided solely for informational purposes; and, therefore are not an offer to buy or sell a particular security. The data and/or information noted are from what we believe to be reliable sources; however, ALPS Advisors, Inc. has no control over the methods or means used to collect the data and/or information and therefore cannot guarantee its accuracy or completeness. The opinions and estimates noted are as of a certain date and subject to change.

Past performance does not guarantee future results. There is no assurance that the investment process will consistently lead to successful investing.

Asset allocation and diversification do not eliminate the risk of experiencing investment losses.

This commentary contains certain forward-looking statements. We use words such as “expects”, “anticipates”, “believes”, “estimates”, “forecasts”, and similar expressions to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially and/or substantially from any future results, performance or achievements expressed or implied by those projected in the forward-looking statements for any reason.

Investments in securities of MLPs involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs.

The benefit you are expected to derive from the Portfolio’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Portfolio’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you.

If an MLP in the Portfolio is deemed a corporation rather than a partnership for federal income tax purposes, then the income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Portfolio which could result in a reduction of the Portfolio’s value.

Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Portfolio.

The ALPS | Alerian Energy Infrastructure Portfolio is distributed by ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”). The Distributor is not affiliated with Alerian.

34 | December 31, 2021

ALPS | Alerian Energy Infrastructure Portfolio

Performance Overview (continued)	December 31, 2021 (Unaudited)

Top 10 Holdings(1)(2) (as of December 31, 2021)

Enbridge, Inc.	10.25%
Enterprise Products Partners LP	8.35%
TC Energy Corp.	7.38%
The Williams Cos., Inc.	5.13%
Pembina Pipeline Corp.	5.07%
Keyera Corp.	4.95%
Plains GP Holdings LP	4.94%
Kinder Morgan, Inc.	4.93%
Cheniere Energy, Inc.	4.92%
Targa Resources Corp.	4.90%
Total	60.82%

(1)	% of Net Assets.
(2)	Holdings are subject to change and may not reflect the current or future position of the Portfolio.
(3)	Cash position shown includes all amounts related to pending purchases and sales of investment securities as of December 31, 2021.

 Sector Allocation(1)(2)

The illustration below is based on a hypothetical $10,000 investment in the Portfolio since inception (May 1, 2013). All results shown assume reinvestments of dividends and capital gains.

Growth of $10,000 (as of December 31, 2021)

ALPS | Alerian Energy Infrastructure Portfolio (return of $10,000 based on actual performance)

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. The tables and graphs within the performance overview section do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance data does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

35 | December 31, 2021

ALPS | Alerian Energy Infrastructure Portfolio

Schedule of Investments	As of December 31, 2021

Security Description	Shares	Value
Canadian Energy Infrastructure Companies - 30.56%
Enbridge, Inc.	228,288	$8,917,119
Gibson Energy, Inc.	142,993	2,534,411
Keyera Corp.	190,931	4,306,306
Pembina Pipeline Corp.	145,461	4,412,300
TC Energy Corp.	138,188	6,426,815

Total Canadian Energy Infrastructure Companies
(Cost $26,163,198)		26,596,951

Exchange Traded Funds - 0.54%
Financial Select Sector SPDR® Fund	12,000	468,600

Total Exchange Traded Funds
(Cost $468,690)		468,600

U.S. Energy Infrastructure Companies - 25.81%
Cheniere Energy, Inc.	42,219	4,281,851
Equitrans Midstream Corp.	396,662	4,101,485
Kinder Morgan, Inc.	270,690	4,293,143
Macquarie Infrastructure Holdings LLC	72,055	263,001
ONEOK, Inc.	69,863	4,105,150
Targa Resources Corp.	81,661	4,265,971
Tellurian, Inc. (1)	375,369	1,156,136

Total U.S. Energy Infrastructure Companies
(Cost $20,951,888)		22,466,737

U.S. Energy Infrastructure MLPs - 26.41%
BP Midstream Partners LP	13,872	212,242
Crestwood Equity Partners LP	15,244	420,582
Energy Transfer LP	514,321	4,232,859
Enterprise Products Partners LP	330,963	7,267,948
Genesis Energy LP	31,610	338,543
Hess Midstream LP, Class A	31,334	865,758
Holly Energy Partners LP	13,256	218,591
Magellan Midstream Partners LP	60,781	2,822,670
MPLX LP	106,286	3,145,003
NGL Energy Partners LP (1)	35,817	65,187
NuStar Energy LP	28,679	455,423
Oasis Midstream Partners LP	4,241	101,402
Phillips 66 Partners LP	19,352	698,027
Rattler Midstream LP	38,724	440,679
Shell Midstream Partners LP	35,929	413,902
Western Midstream Partners LP	57,675	1,284,422

Total U.S. Energy Infrastructure MLPs
(Cost $22,213,025)		22,983,238

U.S. General Partners - 16.65%
Altus Midstream Co., Class A	2,790	171,055
Antero Midstream Corp.	344,806	3,337,722

Security Description	Shares	Value
U.S. General Partners (continued)
EnLink Midstream LLC	322,866	$2,224,547
Plains GP Holdings LP, Class A	424,029	4,299,654
The Williams Cos., Inc.	171,331	4,461,459

Total U.S. General Partners
(Cost $13,551,178)		14,494,437

Total Investments - 99.97%
(Total cost $82,542,256)		87,009,963

Other Assets in Excess of Liabilities - 0.03%		23,207

Net Assets - 100.00%		$87,033,170

(1)	Non-income producing security.

See Notes to Financial Statements.

36 | December 31, 2021

ALPS | Alerian Energy Infrastructure Portfolio

Statement of Assets and Liabilities	As of December 31, 2021

ASSETS:

Investments, at value	$87,009,963
Receivable for investments sold	525,514
Receivable for shares sold	7,515
Dividends receivable	155,578
Other assets	1,074
Total Assets	87,699,644

LIABILITIES:

Payable to custodian for overdraft	19,358
Payable for investments purchased	468,690
Payable for shares redeemed	13,942
Payable to advisor	45,803
Payable for distribution and service fees	36,164
Payable for audit fees	24,210
Payable for trustees' fees	82
Accrued expenses and other liabilities	58,225
Total Liabilities	666,474
Net Assets	$87,033,170

NET ASSETS CONSIST OF:

Paid-in capital	$101,064,251
Total distributable earnings	(14,031,081)
Net Assets	$87,033,170

Investments, at Cost	$82,542,256

PRICING OF SHARES:

Class I:
Net Assets	$2,244,115
Shares of beneficial interest outstanding	254,455
Net assets value, offering and redemption price per share	$8.82

Class III:
Net Assets	$84,789,055
Shares of beneficial interest outstanding	9,614,491
Net assets value, offering and redemption price per share	$8.82

See Notes to Financial Statements.

37 | December 31, 2021

ALPS | Alerian Energy Infrastructure Portfolio

Statement of Operations	For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $232,863)	$5,276,288
Total Investment Income	5,276,288

EXPENSES:
Investment advisor fee	538,735
12b-1 fees:
Class III	187,764
Shareholder servicing fees:
Class I	2,785
Class III	187,764
Custodian fees	23,020
Administration fee	8,277
Legal fees	10,348
Audit fees	20,406
Trustees' fees and expenses	17,480
Report to shareholder fees	9,294
Other expenses	17,874
Total expenses before waiver/reimbursements	1,023,747
Less fees waived/reimbursed by investment advisor
Class I	(700)
Class III	(26,872)
Total Net Expenses	996,175
Net Investment Income	4,280,113

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	3,876,032
Foreign currency transactions	(33,285)
Net realized gain	3,842,747
Net change in unrealized appreciation on:
Investments	12,959,783
Translation of assets and liabilities denominated in foreign currencies	1,013
Net change in unrealized appreciation	12,960,796
Net Realized and Unrealized Gain on Investments	16,803,543
Net Increase in Net Assets Resulting from Operations	$21,083,656

See Notes to Financial Statements.

38 | December 31, 2021

ALPS | Alerian Energy Infrastructure Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020

OPERATIONS:

Net investment income	$4,280,113	$2,259,728
Net realized gain/(loss)	3,842,747	(13,594,938)
Net change in unrealized appreciation/(depreciation)	12,960,796	(6,498,482)
Net increase/(decrease) in net assets resulting from operations	21,083,656	(17,833,692)

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I	(49,653)	(40,455)
Class III	(1,729,051)	(1,489,027)
Total distributions	(1,778,704)	(1,529,482)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	1,077,038	612,050
Issued to shareholders in reinvestment of distributions	49,653	40,455
Cost of shares redeemed	(618,387)	(138,603)
Net increase from share transactions	508,304	513,902
Class III
Proceeds from sale of shares	54,341,459	15,796,154
Issued to shareholders in reinvestment of distributions	1,729,051	1,489,027
Cost of shares redeemed	(42,760,928)	(16,177,855)
Net increase from share transactions	13,309,582	1,107,326

Net increase/(decrease) in net assets	33,122,838	(17,741,946)

NET ASSETS:

Beginning of year	53,910,332	71,652,278
End of year	$87,033,170	$53,910,332

OTHER INFORMATION - SHARES:

Class I
Sold	122,105	95,955
Reinvested	5,592	5,838
Redeemed	(69,687)	(22,942)
Net increase in shares outstanding	58,010	78,851

Class III
Sold	6,161,761	2,474,979
Reinvested	194,494	214,557
Redeemed	(4,806,757)	(2,505,435)
Net increase in shares outstanding	1,549,498	184,101

See Notes to Financial Statements.

39 | December 31, 2021

ALPS | Alerian Energy Infrastructure Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$6.51	$8.96	$7.58	$9.55	$9.82
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.49	0.32	0.34	0.34	0.30
Net realized and unrealized gain/(loss) on investments	2.02	(2.54)	1.22	(2.10)	(0.35)
Total income/(loss) from investment operations	2.51	(2.22)	1.56	(1.76)	(0.05)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.20)	(0.23)	(0.18)	(0.21)	(0.22)
Total distributions	(0.20)	(0.23)	(0.18)	(0.21)	(0.22)
Net increase/(decrease) in net asset value	2.31	(2.45)	1.38	(1.97)	(0.27)
Net asset value - end of period	$8.82	$6.51	$8.96	$7.58	$9.55

Total Return*	38.46%	(24.97)%	20.74%	(18.58)%	(0.49)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$2,244	$1,280	$1,053	$838	$1,213
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.99%	1.04%	1.02%	0.99%	0.97%
Net expenses after waiver/reimbursements	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income after waiver/reimbursements	5.75%	4.98%	3.82%	3.71%	3.12%
Portfolio turnover rate	68%	52%	44%	72%	40%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

40 | December 31, 2021

ALPS | Alerian Energy Infrastructure Portfolio – Class III

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$6.53	$8.96	$7.57	$9.53	$9.80
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.48	0.30	0.31	0.30	0.26
Net realized and unrealized gain/(loss) on investments	1.99	(2.54)	1.23	(2.10)	(0.35)
Total income/(loss) from investment operations	2.47	(2.24)	1.54	(1.80)	(0.09)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.18)	(0.19)	(0.15)	(0.16)	(0.18)
Total distributions	(0.18)	(0.19)	(0.15)	(0.16)	(0.18)
Net increase/(decrease) in net asset value	2.29	(2.43)	1.39	(1.96)	(0.27)
Net asset value - end of period	$8.82	$6.53	$8.96	$7.57	$9.53

Total Return*	37.77%	(25.12)%	20.41%	(18.96)%	(0.84)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$84,789	$52,630	$70,599	$60,893	$85,980
Ratios to average net assets:
Total expenses before waiver/reimbursements	1.34%	1.40%	1.37%	1.34%	1.32%
Net expenses after waiver/reimbursements	1.30%	1.30%	1.30%	1.30%	1.30%
Net investment income after waiver/reimbursements	5.54%	4.59%	3.46%	3.37%	2.69%
Portfolio turnover rate	68%	52%	44%	72%	40%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

41 | December 31, 2021

ALPS | Red Rocks Global Opportunity Portfolio

Performance Overview	December 31, 2021 (Unaudited)

Investment Objective

The investment objective of the ALPS | Red Rocks Global Opportunity Portfolio (the “Portfolio”) is to seek to maximize total return, which consists of appreciation on its investments and a variable income stream.

Fiscal Year December 2021 Portfolio Review

The Portfolio will invest at least 80% of its net assets in securities of U.S. and non-U.S. companies, including those in emerging markets, listed on a national securities exchange, or foreign equivalent, that have a majority of their assets invested in or exposed to private companies or have as their stated intention to have a majority of their assets invested in or exposed to private companies (“Listed Private Equity Companies”). Although the Portfolio does not invest directly in private companies, it is managed with a similar approach: identifying and investing in long-term, high-quality Listed Private Equity Companies.

This past year was a good year for stocks with rapid economic growth coming out of the pandemic and corporate earnings growth in all four quarters. In addition, mergers and acquisitions (M&A), initial public offerings (IPOs) and venture capital fundraising all set multi-decade records. However, this rapid growth has exposed some problems for the global economy resulting in uneven progress across various industries and countries. Inflation has come on stronger than expected and is forcing interest rates to rise.

For the year ended December 31, 2021, the ALPS/Red Rocks Global Opportunity Portfolio - Class III returned 23.93%, compared with the Fund’s benchmark, the Morningstar Developed Markets Index-Net which returned 20.61%.

The Fund added 17 names, sold out of 14 names, sold 4 names received from corporate actions (spin offs), and ended the fiscal year with 50 names.

Net contributors to performance included:

•	Blackstone Inc.
•	KKR& Co. Inc.
•	Harbourvest Global Private Equity

Net detractors to performance included:

•	Vimeo Inc.
•	Cannae Holdings Inc.
•	Kindred Group

During the twelve-month period, companies in the portfolio experienced value creation from higher relative earnings growth by their underlying investments. These underlying companies are sold typically 20% to 30% higher than previous valuation estimates. The primary driver to performance this fiscal year was the significant increase in global M&A. M&A deal count and volume ran approximately 45% higher than the same period in 2020.

We are heartened to see the bounce back in performance of the portfolio. The portfolio’s largest contributors were by and large investment-related entities who own private assets and manage large sums for global Institutions. We believe that many of these companies have been building large and diversified businesses for well over a decade and benefit by the search for yield or more likely, the search for higher returns from private assets when they are sold.

Outlook

In our opinion, conditions for equities are still favorable with liquidity on corporate balance sheets, consumer balance sheets, and record levels of cash reserves for M&A. We believe that M&A volume in 2022 will likely stay elevated versus the past few years but sequentially lower than 2021 as bond markets see short periods of disruption. Also, 2021 M&A volume benefited from lagging 2020 demand that most likely will not be repeated.

However, we believe that all this talk of inflation and rising interest rates cannot help but affect spending decisions in a negative way. There is heightened risk the federal reserve could mismanage the interest rate cycle as short-term rates are raised going into economic deceleration. For this reason, the current interest rate rising cycle will be shorter than past cycles particularly if the federal reserve winds down their bond portfolio considerably. We look for a more volatile stock market in 2022 and beyond depending on when and how many rate rises will occur.

42 | December 31, 2021

ALPS | Red Rocks Global Opportunity Portfolio

Performance Overview (continued)	December 31, 2021 (Unaudited)

While the global economic recovery continues to be robust, growth estimates for 2021 and 2022 are being trimmed as challenges loom. Goldman Sachs recently dropped its 2021 and 2022 forecasts of U.S. economic growth, citing uncertainty about the emergence of the Omicron variant. Fourth quarter 2021 estimates were dropped to 2.9% from 3.3% previously and 2022 year also declined to 3.8% from prior estimates at 4.2%.

That being said, we think the portfolio is reasonably well positioned for rising rates as most of the portfolio holdings own or have access to sizeable amounts of capital and many of them are lenders to private company’s they own or control. These companies also have relatively large amounts of cash on hand to invest and should be able to continue to exit holdings at favorable prices.

As of the date of this report, equities are the only game in town as bonds continue to pay low yields and underperform during rising interest rate cycles. Also, equities tend to perform better during inflationary cycles as corporations adjust product pricing and input costs quickly to protect margins. Interest rates would need to rise considerably to become a threat to equities.

Thank you for your confidence.

Andrew Drummond	Kirk McCown
Portfolio Manager	Portfolio Manager

43 | December 31, 2021

ALPS | Red Rocks Global Opportunity Portfolio

Performance Overview (continued)	December 31, 2021 (Unaudited)

PORTFOLIO PERFORMANCE | AS OF DECEMBER 31, 2021

				Since Inception	Annualized Expense Ratios as Disclosed in Current Prospectus dated 4/30/21
	1 Year	3 Year	5 Year	(10/24/14)	Gross	Net[1]
ALPS | Red Rocks Global Opportunity Portfolio - Class I	24.48%	24.16%	16.09%	12.73%	2.28%	2.03%
ALPS | Red Rocks Global Opportunity Portfolio - Class III	23.93%	23.71%	15.66%	12.35%	2.62%	2.38%
Morningstar Developed Markets Index[2]	20.61%	21.12%	14.57%	11.50%
Red Rocks Global Listed Private Equity Index[3]	27.95%	25.71%	16.30%	13.58%

Performance data quoted represents past performance. Past performance is no guarantee future results and investment returns and principal value of the Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than then the performance quoted. The graph and tables above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance returns do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher.

[1]	Also see Notes to Financial Statements (Note 6) for further description of Expense Limitation Agreement in effect, and Financial Highlights tables for expense ratios as of December 31, 2021. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that net expense ratios, excluding distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses, do not exceed 0.95% of the Portfolio's Class I or Class III shares average daily net assets through April 29, 2022. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.
[2]	The Morningstar Developed Markets Index measures the performance of developed regional markets targeting the top 97% of stocks by market capitalization. Index performance shown in the table is the net total return. The net total return is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.
[3]	The Red Rocks Global Listed Private Equity Index includes securities, ADRs, and GDRs of 40 to 75 private equity companies, including business development companies, master limited partnerships and other vehicles whose principal business is to invest in, lend capital to or provide services to privately held companies. An investor cannot invest directly in an index.

Past performance does not guarantee future results. There is no assurance that the investment process will consistently lead to successful investing. Asset allocation and diversification do not eliminate the risk of experiencing investment losses.

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately – held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) is the distributor for the ALPS | Red Rocks Global Opportunity Portfolio. The Distributor is affiliated with Red Rocks Capital.

44 | December 31, 2021

ALPS | Red Rocks Global Opportunity Portfolio

Performance Overview (continued)	December 31, 2021 (Unaudited)

Top 10 Holdings(1)(2) (as of December 31, 2021)

HarbourVest Global Private Equity, Ltd.	4.98%
KKR & Co., Inc.	4.53%
Brederode SA	4.46%
Blackstone, Inc.	4.38%
Partners Group Holding AG	4.33%
HgCapital Trust PLC	3.69%
3i Group PLC	3.57%
Intermediate Capital Group PLC	2.87%
Investor AB, B Shares	2.66%
HBM Healthcare Investments AG	2.64%
Total	38.11%

(1)	% of Net Assets.
(2)	Holdings are subject to change and may not reflect the current or future position of the Portfolio.
(3)	Cash position shown includes all amounts related to pending purchases and sales of investment securities as of December 31, 2021.

Country Allocation(1)(2)

Growth of $10,000 (as of December 31, 2021)

ALPS | Red Rocks Global Opportunity Portfolio (return of $10,000 based on actual performance)

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. The tables and graphs within the performance overview section do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance data does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

45 | December 31, 2021

ALPS | Red Rocks Global Opportunity Portfolio

Schedule of Investments	As of December 31, 2021

Security Description	Shares	Value
Closed-End Funds - 18.28%
Financials - 18.28%
Apax Global Alpha, Ltd. (1)(2)	122,500	$376,387
HarbourVest Global Private Equity, Ltd. (3)	46,100	1,792,529
HBM Healthcare Investments AG, Class A	2,560	950,025
HgCapital Trust PLC	233,500	1,329,004
ICG Enterprise Trust PLC	30,900	533,152
Oakley Capital Investments, Ltd. (3)	75,500	427,186
Pantheon International PLC Fund (3)	160,341	729,217
Princess Private Equity Holding, Ltd.	27,283	448,841

Total Financials		6,586,341

Total Closed-End Funds
(Cost $3,934,500)		6,586,341

Common Stocks - 78.69%
Communication Services - 7.33%
IAC/InterActiveCorp (3)	7,000	914,970
Liberty Broadband Corp., Class C (3)	5,150	829,665
Liberty SiriusXM, Class A (3)	17,600	894,960

Total Communication Services		2,639,595

Consumer Discretionary - 3.38%
Entain PLC (3)	20,300	463,990
Kindred Group PLC	33,500	396,895
Wesfarmers, Ltd.	8,200	353,799

Total Consumer Discretionary		1,214,684

Consumer Staples - 2.49%
Costco Wholesale Corp.	1,200	681,240
Schouw & Co. A/S	2,500	217,720

Total Consumer Staples		898,960

Financials - 50.90%
3i Group PLC	65,600	1,285,971
Altamir	12,600	364,365
Apollo Global Management, Inc., Class A (3)	7,900	572,197
Ares Management LP, Class A	7,000	568,890
Blackstone, Inc.	12,200	1,578,557
Brederode SA	11,042	1,607,750
Brookfield Asset Management, Inc., Class A	10,799	652,043
Cannae Holdings, Inc. (3)	23,700	833,055
Carlyle Group, Inc.	15,200	834,480
Chrysalis Investments, Ltd. (3)	121,000	400,242
Clairvest Group, Inc.	4,200	205,028

Security Description	Shares	Value
Financials (continued)
Eurazeo SE	5,000	$436,226
FS KKR Capital Corp.	28,200	590,508
Intermediate Capital Group PLC	34,700	1,033,389
Investor AB, B Shares	38,200	958,564
KKR & Co., Inc., Class A	21,900	1,631,550
Molten Ventures PLC (3)	21,500	298,501
Mutares SE & Co. KGaA	11,800	303,980
Partners Group Holding AG	945	1,560,015
Peugeot Invest	900	127,075
Ratos AB, B Shares	85,000	543,247
Standard Life Private Equity Trust PLC	88,000	686,086
StepStone Group, Inc., Class A	9,400	390,758
SuRo Capital Corp.	40,397	523,141
SVB Financial Group (3)	515	349,294

Total Financials		18,334,912

Health Care - 7.76%
Chemed Corp.	1,545	817,367
Danaher Corp.	1,910	628,409
Stryker Corp.	1,510	403,804
Thermo Fisher Scientific, Inc.	1,420	947,481

Total Health Care		2,797,061

Information Technology - 5.42%
Constellation Software, Inc.	340	630,822
Fidelity National Information
Services, Inc.	4,350	474,803
Lagercrantz Group AB, B Shares	28,200	414,818
Mastercard, Inc., Class A	1,200	431,184

Total Information Technology		1,951,627

Utilities - 1.41%
Brookfield Infrastructure Partners LP, Class A	8,350	507,764

Total Common Stocks
(Cost $19,539,327)		28,344,603

See Notes to Financial Statements.

46 | December 31, 2021

ALPS | Red Rocks Global Opportunity Portfolio

Schedule of Investments (continued)	As of December 31, 2021

Security Description	7-Day Yield	Shares	Value
Short-Term Investments - 2.87%
State Street Institutional Treasury Plus Money Market Fund	0.010%	1,035,157	$1,035,157

Total Short-Term Investments
(Cost $1,035,157)			1,035,157

Total Investments - 99.84%
(Total cost $24,539,306)			35,966,101

Other Assets in Excess of Liabilities - 0.16%			59,303

Net Assets - 100.00%			$36,025,404

(1)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of December 31, 2021, the aggregate value of those securities was $376,387, which represents 1.04% of net assets

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $376,387, representing 1.04% of net assets.
(3)	Non-income producing security.

See Notes to Financial Statements.

47 | December 31, 2021

ALPS | Red Rocks Global Opportunity Portfolio

Statement of Assets and Liabilities	As of December 31, 2021

ASSETS:

Investments, at value	$35,966,101
Receivable for investments sold	85,677
Receivable for shares sold	64,025
Dividends receivable	105,569
Other assets	525
Total Assets	36,221,897

LIABILITIES:

Payable for investments purchased	85,376
Payable for shares redeemed	6,693
Payable to advisor	19,134
Payable for distribution and service fees	14,629
Payable for audit fees	27,284
Payable for trustees' fees	156
Accrued expenses and other liabilities	43,221
Total Liabilities	196,493
Net Assets	$36,025,404

NET ASSETS CONSIST OF:

Paid-in capital	$24,367,327
Total distributable earnings	11,658,077
Net Assets	$36,025,404

Investments, at Cost	$24,539,306

PRICING OF SHARES:

Class I:
Net Assets	$473,928
Shares of beneficial interest outstanding	28,691
Net assets value, offering and redemption price per share	$16.52

Class III:
Net Assets	$35,551,476
Shares of beneficial interest outstanding	2,042,758
Net assets value, offering and redemption price per share	$17.40

See Notes to Financial Statements.

48 | December 31, 2021

ALPS | Red Rocks Global Opportunity Portfolio

Statement of Operations	For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $22,993)	$486,435
Total Investment Income	486,435

EXPENSES:
Investment advisor fee	302,671
12b-1 fees:
Class III	83,026
Shareholder servicing fees:
Class I	630
Class III	83,026
Custodian fees	14,718
Administration fee	11,380
Legal fees	3,081
Audit fees	22,030
Trustees' fees and expenses	8,563
Report to shareholder fees	9,457
Other expenses	19,887
Total expenses before waiver/reimbursements	558,469
Less fees waived/reimbursed by investment advisor
Class I	(900)
Class III	(71,043)
Total Net Expenses	486,526
Net Investment Loss	(91)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	3,477,092
Foreign currency transactions	(2,149)
Long-term capital gain distributions from other investment companies	286,667
Net realized gain	3,761,610
Net change in unrealized appreciation/(depreciation) on:
Investments	3,400,433
Translation of assets and liabilities denominated in foreign currencies	(2,371)
Net change in unrealized appreciation	3,398,062
Net Realized and Unrealized Gain on Investments	7,159,672
Net Increase in Net Assets Resulting from Operations	$7,159,581

See Notes to Financial Statements.

49 | December 31, 2021

ALPS | Red Rocks Global Opportunity Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020

OPERATIONS:

Net investment income/(loss)	$(91)	$193,584
Net realized gain	3,474,943	667,446
Long-term capital gain distributions from other investment companies	286,667	–
Net change in unrealized appreciation	3,398,062	1,409,756
Net increase in net assets resulting from operations	7,159,581	2,270,786

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I	(21,666)	(49,185)
Class III	(1,443,418)	(3,687,209)
Total distributions	(1,465,084)	(3,736,394)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	75,906	116,660
Issued to shareholders in reinvestment of distributions	21,666	49,185
Cost of shares redeemed	(123,807)	(116,865)
Net increase/(decrease) from share transactions	(26,235)	48,980
Class III
Proceeds from sale of shares	5,289,240	5,140,868
Issued to shareholders in reinvestment of distributions	1,443,418	3,687,209
Cost of shares redeemed	(7,369,944)	(10,457,795)
Net decrease from share transactions	(637,286)	(1,629,718)

Net increase/(decrease) in net assets	5,030,976	(3,046,346)

NET ASSETS:

Beginning of year	30,994,428	34,040,774
End of year	$36,025,404	$30,994,428

OTHER INFORMATION - SHARES:

Class I
Sold	4,651	8,279
Reinvested	1,345	3,704
Redeemed	(8,356)	(8,882)
Net increase/(decrease) in shares outstanding	(2,360)	3,101

Class III
Sold	319,629	386,824
Reinvested	85,007	263,938
Redeemed	(448,602)	(761,189)
Net decrease in shares outstanding	(43,966)	(110,427)

See Notes to Financial Statements.

50 | December 31, 2021

ALPS | Red Rocks Global Opportunity Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020 (1)	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$13.92	$14.65	$10.56	$12.90	$10.60
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.05 (3)	0.14	0.28	0.18	0.23
Net realized and unrealized gain/(loss) on investments	3.34	1.17	3.97	(1.74)	2.45
Total income/(loss) from investment operations	3.39	1.31	4.25	(1.56)	2.68

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.79)	(1.79)	–	(0.74)	(0.38)
From net realized gain	–	(0.25)	(0.16)	(0.04)	–
Total distributions	(0.79)	(2.04)	(0.16)	(0.78)	(0.38)
Net increase/(decrease) in net asset value	2.60	(0.73)	4.09	(2.34)	2.30
Net asset value - end of period	$16.52	$13.92	$14.65	$10.56	$12.90

Total Return*	24.48%	9.57%	40.34%	(12.22)%	25.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$474	$432	$409	$276	$222
Ratios to average net assets:
Total expenses before waiver/reimbursements	1.31%	1.35%	1.34%	1.32%	1.49%
Net expenses after waiver/reimbursements	1.10%	1.10%	1.08%	1.10%	1.10%
Net investment income after waiver/reimbursements	0.32%	1.04%	2.21%	1.43%	1.84%
Portfolio turnover rate	38%	59%	36%	20%	47%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Prior to April 30, 2020, the ALPS/Red Rocks Global Opportunity Portfolio was known as the ALPS/Red Rocks Listed Private Equity Portfolio.
(2)	Per share numbers have been calculated using the average shares method.
(3)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

See Notes to Financial Statements.

51 | December 31, 2021

ALPS | Red Rocks Global Opportunity Portfolio – Class III

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020 (1)	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$14.65		$15.31	$11.07	$13.50	$11.06
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	(0.00	)(3)	0.09	0.25	0.12	0.23
Net realized and unrealized gain/(loss) on investments	3.49		1.23	4.15	(1.79)	2.53
Total income/(loss) from investment operations	3.49		1.32	4.40	(1.67)	2.76

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.74)		(1.73)	–	(0.72)	(0.32)
From net realized gain	–		(0.25)	(0.16)	(0.04)	–
Total distributions	(0.74)		(1.98)	(0.16)	(0.76)	(0.32)
Net increase/(decrease) in net asset value	2.75		(0.66)	4.24	(2.43)	2.44
Net asset value - end of period	$17.40		$14.65	$15.31	$11.07	$13.50

Total Return*	23.93%		9.25%	39.84%	(12.53)%	24.96%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$35,551		$30,562	$33,631	$22,339	$21,535
Ratios to average net assets:
Total expenses before waiver/reimbursements	1.66%		1.69%	1.71%	1.67%	1.85%
Net expenses after waiver/reimbursements	1.45%		1.45%	1.45%	1.45%	1.45%
Net investment income after waiver/reimbursements	0.00	%(4)	0.67%	1.86%	0.93%	1.81%
Portfolio turnover rate	38%		59%	36%	20%	47%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Prior to April 30, 2020, the ALPS/Red Rocks Global Opportunity Portfolio was known as the ALPS/Red Rocks Listed Private Equity Portfolio.
(2)	Per share numbers have been calculated using the average shares method.
(3)	Less than ($0.005) per share.
(4)	Less than 0.005% per share.

See Notes to Financial Statements.

52 | December 31, 2021

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2021

1.  ORGANIZATION

ALPS Variable Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Delaware business trust by a Declaration of Trust dated July 26, 2000. The Schedules of Investments herein relate to the following seven series of the Trust: Morningstar Conservative ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF Asset Allocation Portfolio, Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Aggressive Growth ETF Asset Allocation Portfolio (each a “Morningstar Portfolio,” and collectively the “Morningstar Portfolios”), the ALPS | Alerian Energy Infrastructure Portfolio, and the ALPS | Red Rocks Global Opportunity Portfolio. The Morningstar Portfolios and the ALPS | Alerian Energy Infrastructure Portfolio are each considered non-diversified under the 1940 Act and may invest a greater portion of their assets in a more limited number of issuers than a diversified portfolio. The ALPS | Red Rocks Global Opportunity Portfolio has elected to qualify as a diversified Portfolio under the 1940 Act.

The Morningstar Portfolios offer Class I and Class II shares. The ALPS | Alerian Energy Infrastructure Portfolio and the ALPS | Red Rocks Global Opportunity Portfolio offer Class I and Class III shares. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Common expenses of the Portfolios (including legal fees, printing and mailing fees, and fees and expenses of the independent trustees) are allocated to each Portfolio in proportion to its average daily net assets. Expenses directly attributable to a particular Portfolio (including advisory, custodial, registration, professional and audit fees) are charged directly to that Portfolio. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Portfolios. In addition, in the normal course of business, the Trust, on behalf of the Portfolios, enters into contracts with vendors and others that provide general indemnification to the extent permissible under law. Each Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Portfolios.

The Portfolios are investment vehicles for variable annuity contracts and variable life insurance policies. The Portfolios also may be used as investment vehicles for qualified pension and retirement plans and certain registered and unregistered separate accounts. Shares of the Portfolios are offered only to participating insurance companies and their separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies, qualified pensions, retirement plans or registered and unregistered separate accounts. Shares are not offered to the general public.

Each variable annuity contract and variable life insurance policy owner (“Contract Owner”) and retirement plan participant (“Participant”) also incurs fees associated with the variable annuity, variable life insurance or retirement plan through which he or she invested. As a Contract Owner or Participant, you may incur additional fees and different terms and conditions associated with your investment program that are not disclosed in the Portfolios’ Financial Statements.

2.  SIGNIFICANT ACCOUNTING POLICIES

The Portfolios’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. Each Portfolio is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards

Codification Topic 946.

Security Valuation: The price of Portfolio shares (“net asset value”) is determined as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time), on each day the NYSE is open for business. Securities, including Exchange Traded Funds (“ETFs”) and Exchange Traded Notes (“ETNs”) for which exchange quotations are readily available, are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean between the last bid and ask price. Shares of an open-end investment company are valued at that investment company’s net asset value per share. Securities for which quotations are not readily available are valued under procedures established by the Trust’s Board of Trustees (the “Board”) to determine fair value in good faith.

53 | December 31, 2021

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2021

Securities traded on one or more of the U.S. national securities exchanges, the NASDAQ Stock Market LLC or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of which such value is being determined.

Each Portfolio’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Board. When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Portfolio is priced that materially affects the value of a security, the securities will be valued by the adviser using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact the value of a security include, but are not limited to, company specific announcements, significant market volatility, natural disasters, armed conflicts, significant governmental actions, or a security’s trading has been halted, suspended or the security has not traded since the prior day and the closure of the primary trading market at a time when under normal conditions it would be open.

In the case of foreign securities, management may consider the following when determining the “fair value” of a security: (a) the country’s or geographic region’s political and economic environment; (b) the nature of any significant events which have occurred from the time of the market quotation to the valuation of each Portfolio’s net asset value which may materially impact each Portfolio’s net asset valuation; (c) American Depository Receipt trading; (d) Exchange-Traded Fund trading; (e) foreign currency exchange activity; (f) other relevant matters; and (g) if a stock split occurs on a Japanese exchange, management will fair value using the last day of trading price until the security commences trading again.

ALPS | Red Rocks Global Opportunity Portfolio uses a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading on the NYSE.

If the current price of a foreign security is unavailable as a result of a foreign stock exchange’s closure for a foreign holiday, such foreign security’s value will be the closing price of such security on the last day such foreign exchange was open, adjusted by the current foreign exchange rate, assuming there are no significant events which occurred which may materially impact each Portfolio’s net asset value determination.

Fair Value Measurements: The Portfolios disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Portfolios’ investments by major category are as follows:

Equity securities, exchange-traded funds and limited partnerships for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when each Portfolio’s assets are valued. Investments in open-end mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of each Portfolio’s investments as of the reporting period end. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls for an investment is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Portfolio has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Portfolio’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

54 | December 31, 2021

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2021

The following is a summary of the inputs used to value each Portfolio’s investments as of December 31, 2021:

Morningstar Conservative ETF Asset Allocation Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$35,425,561	$–	$–	$35,425,561
Total	$35,425,561	$–	$–	$35,425,561

Morningstar Income and Growth ETF Asset Allocation Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$69,335,125	$–	$–	$69,335,125
Short-Term Investments	768,816	–	–	768,816
Total	$70,103,941	$–	$–	$70,103,941

Morningstar Balanced ETF Asset Allocation Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$182,610,177	$–	$–	$182,610,177
Short-Term Investments	1,516,432	–	–	1,516,432
Total	$184,126,609	$–	$–	$184,126,609

Morningstar Growth ETF Asset Allocation Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$256,897,436	$–	$–	$256,897,436
Short-Term Investments	275,200	–	–	275,200
Total	$257,172,636	$–	$–	$257,172,636

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$153,617,287	$–	$–	$153,617,287
Short-Term Investments	576,228	–	–	576,228
Total	$154,193,515	$–	$–	$154,193,515

ALPS | Alerian Energy Infrastructure Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Canadian Energy Infrastructure Companies	$26,596,951	$–	$–	$26,596,951
Exchange Traded Funds	468,600	–	–	468,600
U.S. Energy Infrastructure Companies	22,466,737	–	–	22,466,737
U.S. Energy Infrastructure MLPs	22,983,238	–	–	22,983,238
U.S. General Partners	14,494,437	–	–	14,494,437
Total	$87,009,963	$–	$–	$87,009,963

55 | December 31, 2021

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2021

ALPS | Red Rocks Global Opportunity Portfolio

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Closed-End Funds	$2,883,449	$3,702,892	$–	$6,586,341
Common Stocks	17,942,421	10,402,182	–	28,344,603
Short-Term Investments	1,035,157	–	–	1,035,157
Total	$21,861,027	$14,105,074	$–	$35,966,101

*	See Schedule of Investments for industry classifications.

The Portfolios did not have significant unobservable inputs (Level 3) used in determining fair value and there were no transfers into or out of Level 3 during the year ended December 31, 2021.

For liabilities arising from overdrafts in the custody account, the carrying amount reported in the Statements of Assets and Liabilities approximates fair value due to the relatively short-term maturity of these financial instruments. As of December 31, 2021, the liability related to custody overdrafts in the Morningstar Conservative ETF Asset Allocation Portfolio and the Alerian Energy Infrastructure Portfolio is based on level 2 inputs.

Income Taxes: For federal income tax purposes, the Portfolios currently qualify, and intend to remain qualified, as regulated investment companies under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by distributing substantially all of their investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to shareholders. Accordingly, no provisions for federal income or excise taxes have been made.

As of and during the year ended December 31, 2021, the Portfolios did not have a liability for any unrecognized tax benefits. Each Portfolio files U.S. federal, state, and local tax returns as required. Each Portfolio’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Treasury Department has issued Regulations under Code Section 817(h) that pertain to diversification requirements for variable annuity and variable life insurance contracts. Each Portfolio intends to comply with these diversification requirements.

Expenses: Most expenses of the Trust can be directly attributed to a Portfolio. Expenses that cannot be directly attributed are apportioned among the Portfolios based on average net assets. Expenses are allocated among classes within a Portfolio based on daily class level net assets, except for distribution fees associated with each Portfolio’s Distribution Plan under Rule 12b-1 of the 1940 Act (“12b-1 fees”) which are only allocated to the Class II shares and Class III shares. In addition, Class III shares and certain Class I shares are also offered with fees for non-distribution related services provided to Shareholders, under a shareholder services plan (a “Services Plan”).

Distributions to Shareholders: Each Portfolio currently intends to declare and pay capital gains and income dividends, if any, on an annual basis. All dividends and capital gains distributions paid by the Portfolios will be automatically reinvested, at net asset value, in additional shares of the Portfolios unless otherwise indicated. There is no fixed dividend rate and there can be no assurance that the Portfolios will pay any dividends or realize any capital gains. Any net capital gains earned by each Portfolio are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by each Portfolio on the ex-dividend date.

Master Limited Partnerships (“MLPs”): Pursuant to Section 851(b)(3) of the Code, the ALPS | Alerian Energy Infrastructure Portfolio may invest no more than 25% of the value of its total assets in the securities of one or more qualified publicly traded partnerships, which include MLPs. Unlike direct investments in MLPs, income and losses from the Alerian Energy Infrastructure Portfolio’s investments in MLPs will not directly flow through to the personal tax returns of shareholders. The ALPS | Alerian Energy Infrastructure Portfolio will report distributions from its investments, including MLPs, made to shareholders annually on Form 1099. Shareholders will not, solely by virtue of their status as ALPS | Alerian Energy Infrastructure Portfolio shareholders, be treated as engaged in the business conducted by underlying MLPs for federal or state income tax purposes or for purposes of the tax on unrelated business income of tax-exempt organizations. MLPs are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, MLP interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level income taxation. To qualify as an MLP and not be taxed as a corporation for income tax purposes, a partnership must, for any taxable year, receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include, among other things, certain natural resource-based activities such as the processing, transportation and storage of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties.

56 | December 31, 2021

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2021

The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

Market Risk: Market risk refers to the risk that the value of securities held by a Portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s or Sub-Adviser’s control, including fluctuation in interest rates, the quality of a Portfolio’s investments, investor sentiment and general economic and market conditions, such as national or international political events, natural disasters, and the spread of infectious illness or other public health issue and investor sentiment. In a declining stock market, stock prices for all companies (including those in a Portfolio’s portfolio) may decline, regardless of their long-term prospects.

Equity Securities Risk: Common stock and other equity securities may be affected by macro-economic and other factors affecting the stock market in general, including without limitation, expectations of interest rates, changes in an issuer’s financial condition, poor performance of a particular issuer, national or international political events, natural disasters, and the spread of infectious illness or other public health issue.

Non-U.S. Securities Risk: The ALPS | Alerian Energy Infrastructure Portfolio and the ALPS | Red Rocks Global Opportunity Portfolio invest directly in securities of non-U.S. issuers which involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. When investing in securities issued by non-U.S. issuers, there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Security Transactions and Investment Income: Investment security transactions are accounted for as of the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis.

The books and records of the Portfolios are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

57 | December 31, 2021

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2021

3.  FEDERAL TAXES AND TAX BASIS INFORMATION

As of December 31, 2021, the Portfolios most recent year end, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gains/ (Losses)	Unrealized Appreciation/ (Depreciation)	Other Cumulative Effect of Timing Differences	Total
Morningstar Conservative ETF Asset Allocation Portfolio	$676,740	$997,168	$1,236,826	$–	$2,910,734
Morningstar Income and Growth ETF Asset Allocation Portfolio	1,399,210	2,112,540	7,925,525	–	11,437,275
Morningstar Balanced ETF Asset Allocation Portfolio	3,103,919	7,027,502	31,586,315	–	41,717,736
Morningstar Growth ETF Asset Allocation Portfolio	4,875,925	8,207,390	58,133,538	–	71,216,853
Morningstar Aggressive Growth ETF Asset
Allocation Portfolio	3,225,867	4,455,845	38,045,654	–	45,727,366
ALPS | Alerian Energy Infrastructure Portfolio	2,760,388	(1,605,959)	(8,602,811)	(6,582,699)	(14,031,081)
ALPS | Red Rocks Global Opportunity Portfolio	3,567,732	1,936,248	6,154,097	–	11,658,077

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to each Portfolio’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. Accordingly, for the year ended December 31, 2021, certain differences were reclassified. These differences were primarily due to the differing tax treatment of investments in partnerships. The amounts reclassified did not affect net assets. The reclassifications were as follows:

	Distributable Earnings	Paid-In Capital
Morningstar Conservative ETF Asset Allocation Portfolio	$–	$–
Morningstar Income and Growth ETF Asset Allocation Portfolio	–	–
Morningstar Balanced ETF Asset Allocation Portfolio	(69)	69
Morningstar Growth ETF Asset Allocation Portfolio	–	–
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	–	–
ALPS | Alerian Energy Infrastructure Portfolio	3,838	(3,838)
ALPS | Red Rocks Global Opportunity Portfolio	13,161	(13,161)

The tax character of the distributions paid during the years ended December 31, 2021 and December 31, 2020 were as follows:

2021	Ordinary Income	Long-Term Capital Gains	Total
Morningstar Conservative ETF Asset Allocation Portfolio	$557,891	$934,763	$1,492,654
Morningstar Income and Growth ETF Asset Allocation Portfolio	980,996	2,081,713	3,062,709
Morningstar Balanced ETF Asset Allocation Portfolio	2,483,015	6,948,139	9,431,154
Morningstar Growth ETF Asset Allocation Portfolio	3,290,973	8,745,990	12,036,963
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	1,799,157	3,171,863	4,971,020
ALPS | Alerian Energy Infrastructure Portfolio	1,778,704	–	1,778,704
ALPS | Red Rocks Global Opportunity Portfolio	1,465,084	–	1,465,084

58 | December 31, 2021

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2021

2020	Ordinary Income	Long-Term Capital Gains	Total
Morningstar Conservative ETF Asset Allocation Portfolio	$667,582	$192,569	$860,151
Morningstar Income and Growth ETF Asset Allocation Portfolio	1,436,827	759,511	2,196,338
Morningstar Balanced ETF Asset Allocation Portfolio	3,478,385	2,103,406	5,581,791
Morningstar Growth ETF Asset Allocation Portfolio	4,618,234	6,017,722	10,635,956
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	2,272,561	2,313,056	4,585,617
ALPS | Alerian Energy Infrastructure Portfolio	1,529,482	–	1,529,482
ALPS | Red Rocks Global Opportunity Portfolio	3,309,668	426,726	3,736,394

Capital loss carryovers used during the period ended December 31, 2021, for ALPS | Alerian Energy Infrastructure Portfolio and ALPS | Red Rocks Global Opportunity Portfolio were $11,878,729 and $5,036, respectively.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of December 31, 2021, the following amounts are available as carry forwards to the next tax year:

Portfolio	Short-Term	Long-Term
ALPS | Alerian Energy Infrastructure Portfolio	$1,605,959	$–

Capital losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carryovers as described above. The Funds are not electing to defer such losses.

As of December 31, 2021, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Cost of Investments for Income Tax Purposes	Gross Appreciation (Excess of Value Over Tax Cost)	Gross Depreciation (Excess of Tax Cost Over Value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)
Morningstar Conservative ETF Asset Allocation Portfolio	$34,188,735	$1,850,980	$(614,154)	$–	$1,236,826
Morningstar Income and Growth ETF Asset Allocation Portfolio	62,178,416	8,606,924	(681,399)	–	7,925,525
Morningstar Balanced ETF Asset Allocation Portfolio	152,540,294	33,182,158	(1,595,843)	–	31,586,315
Morningstar Growth ETF Asset Allocation Portfolio	199,039,098	58,966,910	(833,372)	–	58,133,538
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	116,147,861	38,377,217	(331,563)	–	38,045,654
ALPS | Alerian Energy Infrastructure Portfolio	95,614,226	11,133,997	(19,738,260)	1,452	(8,602,811)
ALPS | Red Rocks Global Opportunity Portfolio	29,813,496	6,760,189	(607,584)	1,492	6,154,097

The difference between book-basis and tax-basis are primarily due to the deferral of losses from wash sales, passive foreign investment companies and partnerships.

59 | December 31, 2021

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2021

4.  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments, during the year ended December 31, 2021, were as follows for each Portfolio:

Portfolio	Purchases	Sales
Morningstar Conservative ETF Asset Allocation Portfolio	$7,228,843	$9,304,996
Morningstar Income and Growth ETF Asset Allocation Portfolio	11,150,056	13,723,035
Morningstar Balanced ETF Asset Allocation Portfolio	27,219,540	38,233,907
Morningstar Growth ETF Asset Allocation Portfolio	38,203,055	45,295,643
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	28,472,483	26,011,774
ALPS | Alerian Energy Infrastructure Portfolio	68,937,002	51,156,045
ALPS | Red Rocks Global Opportunity Portfolio	12,271,812	14,663,200

5.  INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

ALPS Advisors, Inc. (the “Adviser”) acts as the Portfolios’ investment adviser. The Adviser is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”). DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market. The Adviser is responsible for the overall management of each Portfolio’s business affairs. The Adviser invests the assets of each Portfolio, either directly or through the use of one or more sub-advisers, according to each Portfolio’s investment objective, policies, and restrictions. The Adviser has delegated daily management of the Portfolios listed below to the corresponding Sub-Adviser set forth in the table below. Each Sub-Adviser is engaged to manage the investments of each respective Portfolio in accordance with such Portfolio’s investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board. The Sub-Advisers are responsible, subject to the supervision and control of the Adviser and the Board, for the purchase, retention and sale of investments in the portion of each Portfolio’s investment portfolio under its management.

Portfolio	Sub-Adviser
Morningstar Conservative ETF Asset Allocation Portfolio	Morningstar Investment Management LLC
Morningstar Income and Growth ETF Asset Allocation Portfolio	Morningstar Investment Management LLC
Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Investment Management LLC
Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Investment Management LLC
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Morningstar Investment Management LLC
ALPS | Red Rocks Global Opportunity Portfolio	Red Rocks Capital LLC(a)

(a)	Red Rocks Capital LLC is a subsidiary of ALPS Advisors, Inc.

Pursuant to the Investment Advisory Agreements (the “Advisory Agreements”), each Portfolio pays the Adviser an annual management fee based on the Portfolio’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects each Portfolio’s annual contractual management fee rate.

Portfolio	Management Fee
Morningstar Conservative ETF Asset Allocation Portfolio	0.45%
Morningstar Income and Growth ETF Asset Allocation Portfolio	0.45%
Morningstar Balanced ETF Asset Allocation Portfolio	0.45%
Morningstar Growth ETF Asset Allocation Portfolio	0.45%
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	0.45%
ALPS | Alerian Energy Infrastructure Portfolio	0.70%
ALPS | Red Rocks Global Opportunity Portfolio	0.90%

60 | December 31, 2021

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2021

Pursuant to the Investment Sub-Advisory Agreements, the Adviser pays each Sub-Adviser an annual sub-advisory management fee which is based on a Portfolio’s average daily net assets. The Adviser pays the sub-advisory management fee out of the management fee paid to the Adviser pursuant to the Advisory Agreement. The following table reflects the contractual sub-advisory fees annual rates.

Portfolio	Average Daily Net Assets	Sub-Advisory Fee
Morningstar Conservative ETF Asset Allocation Portfolio	All Asset Levels	0.15%
Morningstar Income and Growth ETF Asset Allocation Portfolio	All Asset Levels	0.15%
Morningstar Balanced ETF Asset Allocation Portfolio	All Asset Levels	0.15%
Morningstar Growth ETF Asset Allocation Portfolio	All Asset Levels	0.15%
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	All Asset Levels	0.15%
ALPS | Red Rocks Global Opportunity Portfolio	First $200 Million	0.57%
	$200 Million - $500 Million	0.52%
	Over $500 Million	0.47%

6.  OTHER AGREEMENTS

Distribution Agreement and Rule 12b-1 Plans: ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), an affiliate of the Adviser, serves as the principal underwriter and national distributor for the shares of each Portfolio pursuant to a Distribution Agreement with the Trust. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act relating to Class I, Class II and Class III Portfolio shares, respectively (the “12b-1 Plans”).

The Class I shares have adopted a Defensive Distribution Plan that recognizes that the Adviser may use its management fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Portfolio shares and/or shareholder support services. As of December 31, 2021, there were no payments from Class I due to the Plan. The Class II and Class III Distribution Plans permit the use of each Portfolio’s assets to compensate the Distributor for its services and costs in distributing shares and servicing shareholder accounts. Under the 12b-1 Plans, the Distributor receives, as a percentage of average annual net assets, the amounts outlined in the following table.

Portfolio	Class II	Portfolio	Class III
Morningstar Conservative ETF Asset Allocation Portfolio	0.25%	ALPS | Alerian Energy Infrastructure Portfolio	0.25%
Morningstar Income and Growth ETF Asset Allocation Portfolio	0.25%	ALPS | Red Rocks Global Opportunity Portfolio	0.25%
Morningstar Balanced ETF Asset Allocation Portfolio	0.25%
Morningstar Growth ETF Asset Allocation Portfolio	0.25%
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	0.25%

Shareholder Servicing Fees: The ALPS | Alerian Energy Infrastructure Portfolio and the ALPS | Red Rocks Global Opportunity Portfolio have each adopted a shareholder services plan (a “Services Plan”) with respect to each Portfolio’s Class I and III shares. Under the Services Plan, each Portfolio is authorized to pay insurance companies, banks and their affiliates and other institutions, including broker-dealers and Trust affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of the Class I shares and 0.25% of the average daily net asset value of the Class III shares of each Portfolio attributable to or held in the name of a Participating Organization for its clients as compensation for providing service activities pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during a Portfolio’s fiscal year for such service activities, attributed to that fiscal year, shall be reimbursed to the Portfolio as soon as practicable.

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ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2021

Expense Limitation Agreements: Under the terms of the Expense Limitation Agreements between the Adviser and/or the Sub-Advisers, as applicable for the benefit of the Portfolios, the Adviser and/or Sub-Advisers have contractually agreed to waive certain fees they are entitled to receive from, or reimburse certain expenses to be paid by, the Portfolios. Specifically, the Adviser and certain Sub-Advisers agree to reimburse Portfolio expenses and/or waive a portion of the investment advisory, sub-advisory, and other fees (excluding distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) that the Adviser and/or Sub-Advisers are entitled to receive to the extent necessary for the Portfolios to maintain a total annual expense ratio not to exceed the per share annual rates set forth in the table below. All parties also agree that the waivers shall continue at least through the end of the period stated below.

Portfolio	Class I	Class II	Class III	Expires
Morningstar Conservative ETF Asset Allocation Portfolio	0.53%	0.53%	N/A	4/29/2022
Morningstar Income and Growth ETF Asset Allocation Portfolio	0.53%	0.53%	N/A	4/29/2022
Morningstar Balanced ETF Asset Allocation Portfolio	0.53%	0.53%	N/A	4/29/2022
Morningstar Growth ETF Asset Allocation Portfolio	0.53%	0.53%	N/A	4/29/2022
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	0.53%	0.53%	N/A	4/29/2022
ALPS | Alerian Energy Infrastructure Portfolio	0.80%	N/A	0.80%	4/29/2022
ALPS | Red Rocks Global Opportunity Portfolio	0.95%	N/A	0.95%	4/29/2022

The Adviser and Sub-Advisers of the Portfolios may be permitted to recover expenses they have waived or reimbursed, on a class-by-class basis, through the agreements described above to the extent that expenses in later periods fall below the annual limits set forth in these agreements. The Portfolios will not be obligated to pay any deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expenses were deferred. The Expense Limitation Agreements permit the Adviser and/or the Sub-Adviser to recapture only if any such recapture payments do not cause the Portfolio’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Morningstar Balanced ETF Asset Allocation Portfolio recovered $5,699 of reimbursed expenses, Morningstar Growth ETF Asset Allocation Portfolio recovered $4,344 of reimbursed expenses and Morningstar Aggressive Growth ETF Asset Allocation Portfolio recovered $11,642 of reimbursed expenses during the fiscal year ended December 31, 2021.

At December 31, 2021, the available recoupable balances are as follows:

Portfolio	Expires 2022	Expires 2023	Expires 2024	Total
Morningstar Conservative ETF Asset Allocation Portfolio	$28,946	$33,797	$44,882	$107,625
Morningstar Income and Growth ETF Asset Allocation Portfolio	18,594	23,676	21,180	63,450
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	5,254	21,073	10,420	36,747
ALPS | Alerian Energy Infrastructure Portfolio	51,212	51,153	27,572	129,937
ALPS | Red Rocks Global Opportunity Portfolio	71,340	70,945	71,943	214,228

Administration, Bookkeeping and Pricing Agreement: ALPS Fund Services, Inc. (“AFS”), an affiliate of the Adviser and the Distributor, serves as administrator pursuant to a Fund Accounting and Administration Agreement (“Administration Agreement”) with the Trust. As such, AFS provides all necessary bookkeeping, shareholder recordkeeping services and pricing services to each Portfolio. Under the Administration Agreement, AFS will provide portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. AFS receives an annual fee paid on a monthly basis.

Transfer Agency and Service Agreement: AFS also serves as transfer agent to each Portfolio pursuant to a Transfer Agency and Service Agreement (“TA Agreement”) with the Trust. Under the TA Agreement, AFS will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to: (1) receiving and processing orders to purchase or redeem shares; and (2) mailing shareholder reports and prospectuses to current shareholders. AFS does not charge the Trust a fee in connection with providing services under the TA Agreement.

7.  TRUSTEES FEES

As of December 31, 2021, there were five Trustees, four of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). Each Independent Trustee receives an annual retainer of $25,000, a per meeting fee of $5,000, and reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. To the extent that there is a standalone Audit Committee meeting held not in connection with a Board meeting, each member of the Audit Committee shall receive a per meeting fee of $3,500 and reimbursement for all reasonable out-of-pocket expenses relating to attendance at such meeting. The Chairman of the Board and Audit Committee Chairman receives an additional annual retainer of $10,000 and $3,000, respectively. Trustees’ fees and expenses accrued by the Portfolios for the year ended December 31, 2021, are reported on the Statements of Operations.

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ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2021

8.  RELATED PARTY TRANSACTIONS

Certain Portfolios engaged in cross trades between each other during the year ended December 31, 2021, pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board of Trustees previously adopted procedures that apply to transactions between the Portfolios pursuant to Rule 17a-7. At its regularly scheduled meetings, the Trustees review such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Trust’s procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of each Portfolio.

Transactions related to cross trades during the year ended December 31, 2021 were as follows:

Portfolio	Purchase cost paid to Portfolios	Sale proceeds received from Portfolios	Realized gain/(loss) on sales to Portfolios
Morningstar Conservative ETF Asset Allocation Portfolio	$–	$98,328	$13,373
Morningstar Income and Growth ETF Asset Allocation Portfolio	–	182,606	27,661
Morningstar Balanced ETF Asset Allocation Portfolio	–	892,257	219,465
Morningstar Growth ETF Asset Allocation Portfolio	(549,809)	812,215	366,408
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	(1,435,596)	–	–

9.  SUBSEQUENT EVENT

Effective January 1, 2022, each Independent Trustee receives an annual retainer of $30,000, a per meeting fee of $5,000, and reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. To the extent that there is a standalone Audit Committee meeting held not in connection with a Board meeting, each member of the Audit Committee shall receive a per meeting fee of $3,500 and reimbursement for all reasonable out-of-pocket expenses relating to attendance at such meeting. The Chairman of the Board and Audit Committee Chairman also received, and effective January 1, 2022, will continue to receive, an additional annual retainer of $15,000 and $5,000, respectively.

63 | December 31, 2021

ALPS Variable Investment Trust

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of ALPS Variable Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of ALPS Variable Investment Trust (the “Funds”) comprising the Morningstar Conservative ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF Asset Allocation Portfolio, Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Aggressive Growth ETF Asset Allocation Portfolio, ALPS | Alerian Energy Infrastructure Portfolio, and ALPS | Red Rocks Global Opportunity Portfolio, including the schedules of investments as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting the ALPS Variable Investment Trust as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

February 22, 2022

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

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ALPS Variable Investment Trust

Additional Information	December 31, 2021 (Unaudited)

PROXY VOTING

Portfolio policies and procedures used in determining how to vote proxies relating to Portfolio securities and a summary of proxies voted by the Portfolios for the 12 months ended June 30, are available without charge, upon request, by contacting your insurance company or plan sponsor, by calling (toll-free) (866) 432-2926 or by accessing the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolios are required to disclose, after their first and third fiscal quarters, the complete schedule of each Portfolio’s holdings with the SEC as an exhibit to its report on Form N-PORT. N-PORT reports will be available on the Commission’s website at www.sec.gov. The Portfolios’ N-PORT reports will be available without charge, upon request, by calling (toll-free) 1-866-432-2926 or by writing to ALPS Variable Investment Trust at 1290 Broadway, Suite 1000, Denver, Colorado 80203.

TAX INFORMATION (Unaudited)

The Portfolio designates the following amounts for the Corporate Dividends Received Deduction for the fiscal year ended December 31, 2021:

Morningstar Conservative ETF Asset Allocation Portfolio	5.02%
Morningstar Income and Growth ETF Asset Allocation Portfolio	10.97%
Morningstar Balanced ETF Asset Allocation Portfolio	19.60%
Morningstar Growth ETF Asset Allocation Portfolio	23.77%
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	26.13%
ALPS| Alerian Energy Infrastructure Portfolio	10.52%
ALPS| Red Rocks Global Opportunity Portfolio	5.53%

Additionally, the Portfolio designates the following amounts as Long Term Capital Gain Dividends pursuant to IRS Code Section 852(b)(3) for the fiscal year ended December 31, 2021:

Morningstar Conservative ETF Asset Allocation Portfolio	$934,763
Morningstar Income and Growth ETF Asset Allocation Portfolio	$2,081,713
Morningstar Balanced ETF Asset Allocation Portfolio	$6,948,139
Morningstar Growth ETF Asset Allocation Portfolio	$8,745,990
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	$3,171,863
ALPS| Alerian Energy Infrastructure Portfolio	–
ALPS| Red Rocks Global Opportunity Portfolio	–

LICENSING AGREEMENT

Alerian

Alerian (the “Licensor”) has entered into an index licensing agreement with ALPS Advisors Inc. (the “Adviser”) with respect to the Alerian Energy Infrastructure Portfolio (the “Alerian Portfolio”), to allow the Adviser’s use of the Alerian Midstream Energy Select Index (the “Index”). The following disclosure relates to the Licensor:

Alerian is the designer of the construction and methodology for the underlying index (each an “Underlying Index”) for the Alerian Portfolio. “Alerian” and “Alerian Midstream Energy Select Index” are service marks or trademarks of Alerian. Alerian acts as brand licensor for the Index. Alerian is not responsible for the descriptions of the Index or the Funds that appear herein. Alerian is not affiliated with the Trust, the Adviser or the Distributor.

The Alerian Portfolio is not is issued, sponsored, endorsed, sold or promoted by the Licensor or its affiliates. Licensor makes no representation or warranty, express or implied, to the owners of the Alerian Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Alerian Portfolio particularly or the ability of the Index to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined, composed and calculated by Licensor without regard to the Licensee or the Alerian Portfolio. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Alerian Portfolio to be issued or in the determination or calculation of the equation by which the Alerian Portfolio is to be converted into cash.

65 | December 31, 2021

ALPS Variable Investment Trust

Additional Information	December 31, 2021 (Unaudited)

Licensor has no obligation or liability in connection with the issuance, administration, marketing or trading of the Alerian Portfolio. The Index is a trademark of Alerian and its general use is granted under a license for Alerian.

LICENSOR DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE INDEX OR DATA. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE ALERIAN PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO LICENSEE OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Alerian Portfolio, owners of the Shares of the Alerian Portfolio or any other person or entity from the use of the Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

Morningstar

The Portfolios are not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”), with the exception of Morningstar Investment Management LLC, a subsidiary of Morningstar, Inc., who is the investment sub-adviser to the Portfolios and may undertake joint marketing activities with ALPS Portfolio Solutions Distributor, Inc. By providing data about the Morningstar Index Data to the Portfolios, the Morningstar Entities make no representation or warranty, express or implied, to the owners of the Portfolios or any member of the public regarding the advisability of investing in mutual funds generally or in the Portfolios in particular or the ability of the Morningstar Index Data to track general mutual fund market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

66 | December 31, 2021

ALPS Variable Investment Trust

Trustees and Officers	December 31, 2021

The overall responsibility for oversight of the Portfolios rests with the Board of Trustees of the Trust. As of December 31, 2021, there were five Trustees, four of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). Each Independent Trustee receives an annual retainer of $25,000, a per meeting fee of $5,000 and a reimbursement for all reasonable out of pocket expenses relating to attendance at meetings. The Chairman of the Audit Committee receives an annual retainer of $3,000. The Chairman of the Board receives an annual retainer of $10,000.

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the state of Delaware and the Trust’s Declaration of Trust and Bylaws. Information pertaining to the Trustees and Officers of the Trust is set forth below.

The address of each, unless otherwise indicated, is 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Trustee serves for an indefinite term, until his or her resignation, death or removal. The following is a list of the trustees and executive officers of the Trust and their principal occupations over the last five years. Additional information about the Trust’s Trustees can be found in the Statement of Additional Information, which is available without charge, upon request, by contacting your insurance company or plan sponsor, by calling (866) 432-2926 or by accessing the Portfolios’ website at http://www.alpsfunds.com.

INDEPENDENT TRUSTEES

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***	Number of Portfolios in Portfolio Complex Overseen by Trustee****	Other Trusteeships Held By Trustee
Mary K. Anstine (1940)	Trustee	Since November 2006	Retired. Ms. Anstine is also a Trustee of ALPS ETF Trust, Financial Investors Trust, and Reaves Utility Income Fund.	36	Ms. Anstine is a Trustee of ALPS ETF Trust (18 funds); Financial Investors Trust (31 funds), and Reaves Utility Income Fund (1 fund).
David M. Swanson (1957)	Trustee	Since November 2006	Mr. Swanson is Founder & Managing Partner of SwanDog Strategic Marketing. Previously, he served as Executive Vice- President of Calamos Investments (April 2004 to March 2006), Chief Operating Officer of Van Kampen Investments (October 2002 to April 2004), and Managing Director of Morgan Stanley (February 2000 to April 2004).	8	Mr. Swanson is a Trustee of the Managed Portfolio Series (33 funds), RiverNorth Funds (3 funds) and Director of the RiverNorth Spectrum Finance Corporation, RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund Inc., RiverNorth Opportunities, Fund, Inc., RiverNorth/ DoubleLine Strategic Opportunity Fund, Inc.; RiverNorth Flexible Municipal Income Fund and RiverNorth Flexible Municipal Income Fund II.

*	All communications to Trustees may be directed to ALPS Variable Investment Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Portfolio Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc., Morningstar Investment Management LLC or Red Rocks Capital LLC, or any affiliate of the foregoing, provides investment advisory services.

Except for their service on the Trust’s Board of Trustees, the Independent Trustees named above have not held any positions during the past two years with any Portfolio; any investment adviser or subadviser; any underwriter of any Portfolio; or any affiliate of any Portfolio or its investment advisers or subadvisers, or underwriters.

67 | December 31, 2021

ALPS Variable Investment Trust

Trustees and Officers	December 31, 2021

INDEPENDENT TRUSTEES (continued)

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***	Number of Portfolios in Portfolio Complex Overseen by Trustee****	Other Trusteeships Held By Trustee
Jeremy W. Deems (1976)	Trustee and Chairman	Since September 2010	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co- Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC (an administrative services company) from 1998 to June 2007. From 2004 to 2005, Mr. Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	36	Mr. Deems is a Trustee of ALPS ETF Trust (18 funds); Financial Investors Trust (31 funds); Clough Funds Trust (1 fund) and Reaves Utility Income Fund (1 fund).
Scott Wentsel (1961)	Trustee	Since November 2006	Mr. Wentsel is President of Wentsel Wealth Management, LLC. Previously he was Chief Investment Officer, Americas for Morningstar’s Investment Management group from February 2014 to May 2016. Mr. Wentsel was Senior Portfolio Manager for Morningstar Investment Management LLC, from April 2005 to February 2014 and Mr. Wentsel was also Executive Director of Van Kampen Investments from April 2000 to April 2005.	7	None

*	All communications to Trustees may be directed to ALPS Variable Investment Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Portfolio Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc., Morningstar Investment Management LLC or Red Rocks Capital LLC, or any affiliate of the foregoing, provides investment advisory services.

Except for their service on the Trust’s Board of Trustees, the Independent Trustees named above have not held any positions during the past two years with any Portfolio; any investment adviser or subadviser; any underwriter of any Portfolio; or any affiliate of any Portfolio or its investment advisers or subadvisers, or underwriters.

68 | December 31, 2021

ALPS Variable Investment Trust

Trustees and Officers	December 31, 2021

INTERESTED TRUSTEES

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***	Number of Portfolios in Portfolio Complex Overseen by Trustee****	Other Trusteeships Held By Trustee
Kathryn A. Burns(1) (1976)	President and Interested Trustee	President Since September 2019 and Interested Trustee since March 2020	Ms. Burns joined ALPS in 2013 and is currently Vice President, Director of Fund Operations of AAI. From September 2018 to September 2019, she served as Treasurer of the Trust. From 2013 to 2018, she served as Vice President and Fund Controller at ALPS. Ms. Burns also serves as President of Principal Real Estate Income Fund and RiverNorth Opportunities Fund, Inc. and Treasurer of ALPS ETF Trust. From June 2018 to November 2021 she also served as Treasurer of Boulder Growth & Income Fund, Inc.	7	None

*	All communications to Trustees may be directed to ALPS Variable Investment Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Portfolio Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc., Morningstar Investment Management LLC, Red Rocks Capital LLC, or any affiliate of the foregoing, provides investment advisory services.

Except for their service on the Trust’s Board of Trustees, the Independent Trustees named above have not held any positions during the past two years with any Portfolio; any investment adviser or subadviser; any underwriter of any Portfolio; or any affiliate of any Portfolio or its investment advisers or subadvisers, or underwriters.

(1)	Ms. Burns is deemed an “Interested Trustee” by virtue of her current relationship with ALPS Advisors, Inc.

OFFICERS

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***
Erich Rettinger (1985)	Treasurer	Since December 2021	Mr. Rettinger Joined ALPS in 2007 and is currently Vice President, Fund Operations at SS&C ALPS Advisors. Prior to joining ALPS Advisors he was Vice President and Fund Controller of ALPS Fund Services.
Matthew Sutula (1985)	Chief Compliance Officer	Since September 2019	Mr. Sutula joined ALPS in 2012 and is currently Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for ALPS.
Brendan R. Hamill (1986)	Secretary	Since September 2021	Mr. Hamill joined ALPS in 2021 as Vice President and Senior Counsel. Prior to joining ALPS, Mr. Hamill was an attorney at Lewis Brisbois Bisgaard and Smith LLP from December 2018 to August 2021. Prior to Lewis Brisbois Bisgaard & Smith, Mr. Hamill was an attorney at Vedder Price, P.C. from August 2015 to December 2018.
Michelle D. Stallworth (1971)	Assistant Secretary	Since March 2019	Ms. Stallworth joined ALPS in June 2014 and is currently Paralegal Manager of ALPS. Prior to her current role, Ms. Stallworth served as an Investment Company Act Senior Paralegal for ALPS.

*	All communications to Officers may be directed to ALPS Variable Investment Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Officer began serving the Trust. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

69 | December 31, 2021

The Management Commentaries included in this shareholder report contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management's predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Must be accompanied or preceded by a prospectus. Investors are reminded to read the prospectus carefully before investing.

ALPS Portfolio Solutions Distributor, Inc., distributor.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

(b)	Not applicable for this Registrant.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	During the period covered by the report, no amendments were made to the provisions of the code of ethics referred to in Item 2(a) above.

(d)	During the period covered by the report, no implicit or explicit waivers to the provisions of the code of ethics referred to in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant's code of ethics referred to in Item 2(a) above is attached as an Exhibit 13.A.1 hereto.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees has designated Jeremy Deems as the Registrant’s “Audit Committee Financial Expert.” Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years December 31, 2021 and December 31, 2020 were $112,840 and $107,450, respectively.

(b)	Audit-Related Fees: The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item in fiscal years December 31, 2021 and December 31, 2020 were $0 and $0, respectively.

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(c)	Tax Fees: The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning in fiscal years December 31, 2021 and December 31, 2020 were $34,560 and $32,910, respectively. The fiscal years 2020 and 2019 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)	All Other Fees: The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for fiscal years December 31, 2021 and December 31, 2020 were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal accountant must be pre-approved by the Registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not include any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years December 31, 2021 and December 31, 2020 were $34,560 and $32,910, respectively. These fees consisted of non-audit fees billed to (i) the Registrant of $34,560 in 2021 and $32,910 in 2020 as described in response to paragraph (c) above.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

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Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of the report.

(b)	Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

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Item 12. Disclosure of Securities Lending Activities for Close-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-21987, on March 1, 2016.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	Not applicable to Registrant.

(a)(4)	Not applicable to Registrant.

(b)	The certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS VARIABLE INVESTMENT TRUST

By:	/s/ Kathryn Burns
Kathryn Burns (Principal Executive Officer)
President

Date:	March 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kathryn Burns
Kathryn Burns (Principal Executive Officer)
President

Date:	March 2, 2022

By:	/s/ Erich Rettinger
Erich Rettinger (Principal Financial Officer)
Treasurer

Date:	March 2, 2022

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